Exhibit 99.1

                                     FORM OF
                              PROSPECTUS SUPPLEMENT


                           $___________ (APPROXIMATE)
              DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC, SELLER
                          MANUFACTURED HOUSING CONTRACT
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 19__-X
                   (OAKWOOD ACCEPTANCE CORPORATION, SERVICER)
                           --------------------------

         The Senior/Subordinated Pass-Through Certificates, Series 19__-X (the "Certificates") will represent interests in a pool (the "Contract Pool" or the "Asset Pool") of fixed-rate manufactured housing installment sales contracts (the "Contracts") and fixed-rate mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans", and together with the Contracts, the "Assets"). The Contracts were originated or purchased by Deutsche Financial Capital Limited Liability Company ("DFC") in the ordinary course of DFC's business and will be conveyed by DFC to Deutsche Financial Capital Securitization LLC (the "Company"). The Company will convey the Trust Estate to DFCS Trust 19__-X (the "Trust") pursuant to the Pooling and Servicing Agreement referred to herein. Oakwood Acceptance Corporation will serve as servicer of the Contracts (together with any successor servicer, herein referred to as the "Servicer").

         The Certificates will consist of the Class A-1 and Class A-2 Certificates (collectively, the "Senior Certificates") and the Class A-3, Class B-1, Class B-2 and Class R Certificates (collectively, the "Subordinated Certificates"). Only the Senior Certificates and the Class A-3 Certificates (collectively, the "Class A Certificates"), and the Class B-1 Certificates are being offered hereby (collectively, the "Offered Certificates").

         Distributions of principal of and interest on the Certificates will be distributed to Certificateholders on the 15th day of each month (or if the 15th day is not a business day, the next business day) (each, a "Distribution Date"), beginning in ____________, ____. Unlike standard corporate bonds, the timing and amount of principal distributions on the Certificates are not fixed and will be determined by the timing and amount of principal payments on the Contracts. Contract prepayment rates are likely to fluctuate significantly from time to time.


         Elections will be made to treat certain assets of the Trust as two separate real estate mortgage investment conduits (each, a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates"), the Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates") will represent "regular interests" in one of such REMICs. The Class R Certificates will represent beneficial ownership of the "residual interest" in each of such REMICs. See "Federal Income Tax Consequences - REMIC Certificates" in the Prospectus.


         There will be no application to list the Offered Certificates on any exchange, although the Underwriters intend to make a secondary market in the Offered Certificates, they have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue to exist or provide sufficient liquidity.


         FOR A DISCUSSION OF CERTAIN SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE OFFERED CERTIFICATES, SEE "RISK FACTORS" HEREIN AT PAGE S-___ AND IN THE PROSPECTUS AT PAGE ____.


                                                  (COVER CONTINUED ON NEXT PAGE)




                          ----------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
                 OR ANY STATE SECURITIES COMMISSION PASSED UPON
                            THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

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

 ========================================================================================================================
                                 Initial                    Price To          Underwriting             Proceeds to
                             Principal Amount              Public (1)           Discount             Company (1)(2)
-------------------------------------------------------------------------------------------------------------------------
Class A-1...           $                                                  %                   %                       %
-------------------------------------------------------------------------------------------------------------------------
Class A-2...           $                                                  %                   %                       %
-------------------------------------------------------------------------------------------------------------------------
Class A-3...           $                                                  %                   %                       %
-------------------------------------------------------------------------------------------------------------------------
Class B-1...           $                                                  %                   %                       %
=========================================================================================================================


(1) Per Certificate, plus accrued interest, if any, at the applicable Pass-Through Rate from the Closing Date, with respect to the Class A-1 Certificates, and from ___________ 1, 19___, with respect to all other Classes of Offered Certificates.
(2) Before deducting expenses payable by the Company, estimated to be $___,___.

                          ----------------------------

         The Offered Certificates will be offered by the Underwriter specified below (the "Underwriter"), subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to their right to reject orders in whole or in part. [It is expected that delivery of the Offered Certificates will be made in book-entry form only through the Same Day Funds Settlement system of The Depository Trust Company on or about ________, ____.] [It is expected that the Offered Certificates will be delivered in certificated, fully-registered form at the offices of the Underwriter, New York, New York, on or about __________, 19__.]
                          ----------------------------

            [Insert Name of Underwriter of the Offered Certificates]
                          ----------------------------

         The date of this Prospectus Supplement is ____________, ____.

         As further described herein, the Subordinated Certificates are subordinated to the Senior Certificates; the Class B-1, Class B-2 and Class R Certificates are subordinated to the Class A Certificates; the Class B-2 and Class R Certificates are subordinated to the Class B-1 Certificates; and the Class R Certificates are subordinated to the Class B-2 Certificates. This subordination will be accomplished by the preferential application of the Available Distribution to the more senior Classes of Certificates as against the Classes that are subordinated to such senior Classes and by the allocation of Writedown Amounts to the more subordinated Classes of Certificates. See "Description of the Offered Certificates - Distributions - Priority of Distributions" and "Description of the Offered Certificates - Allocation of Writedown Amounts" herein.

         [The Class B-2 Certificateholders will have the benefit of a limited guarantee (the "Limited Guarantee") provided by Oakwood Homes Corporation ("Oakwood Homes"), an affiliate of the Company, of certain distributions of the Class B-2 Certificates. The Limited Guarantee will not be available to support other Classes of Certificates.
See "Description of the Offered Certificates - The Limited Guarantee" herein.]




         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE OFFERED CERTIFICATES. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING" HEREIN.

         NEITHER THE CERTIFICATES NOR THE ASSETS WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY, BY THE COMPANY, BY THE UNDERWRITER OR ANY OF ITS AFFILIATES OR BY THE SERVICER OR ANY OF ITS AFFILIATES[, EXCEPT AS PROVIDED HEREIN]. THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE COMPANY, OAKWOOD ACCEPTANCE CORPORATION OR ANY PERSON OTHER THAN THE TRUST. DISTRIBUTIONS ON THE CERTIFICATES WILL BE PAYABLE SOLELY FROM THE ASSETS TRANSFERRED TO THE TRUST FOR THE BENEFIT OF THE CERTIFICATEHOLDERS [INCLUDING, WITH RESPECT TO THE CLASS B-2 CERTIFICATES, THE LIMITED GUARANTEE].

         Until the expiration of ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                          ----------------------------

         The Certificates offered by this Prospectus Supplement will be part of a separate Series of Pass-Through Certificates being offered by the Company from time to time pursuant to its Prospectus dated __________, 19__, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information about the offering of the Offered Certificates that is not contained herein, and prospective investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

         The Company may sell from time to time under this Prospectus Supplement and the Prospectus and other related prospectus supplements up to $500,000,000 in aggregate principal amount of Pass-Through Certificates, issuable in Series. As of the date of this Prospectus Supplement, the Seller has publicly sold or committed to sell $___________ in aggregate principal amount of Pass-Through Certificates, including the Offered Certificates.

                             ----------------------

         [The Company has filed with the Commission certain materials relating to the Assets and the Certificates on Form 8-K. Such materials have been prepared by the Underwriter for certain prospective investors, and the information included in such materials is subject to, and superseded by, the information set forth in this Prospectus Supplement.]

                                SUMMARY OF TERMS


         THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND IN THE ATTACHED PROSPECTUS, DATED _________, ____ (THE "PROSPECTUS"). WHENEVER REFERENCE IS MADE HEREIN TO A PERCENTAGE OF THE ASSETS OR A WEIGHTED AVERAGE STATISTIC RELATING TO THE ASSETS, THE PERCENTAGE OR WEIGHTED AVERAGE STATISTIC IS CALCULATED BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE ASSETS AS OF THE CUT-OFF DATE (AS DEFINED BELOW). CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE GLOSSARY
ON PAGE    IN THE PROSPECTUS OR ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT.




TITLE OF SERIES......................................   Senior/Subordinated Pass-Through Certificates, Series
                                                        19__-X (the "Certificates").  The Certificates will evidence in the aggregate the entire beneficial ownership interest in a trust (the "Trust") established by the Company.  The
                                                        Trust will consist primarily of manufactured housing
                                                        installment sales contracts (the "Contracts") and residential mortgage loans (the "Mortgage Loans" and, together with
                                                        the Contracts, the "Assets") with an aggregate principal
                                                        balance of approximately $__________ as of the Cut-off
                                                        Date, subject to a permitted variance of plus or minus 5%.

CLASS DESIGNATIONS

     SENIOR CERTIFICATES.............................   Class A-1 and Class A-2 Certificates.

     CLASS A CERTIFICATES............................   Class A-1, Class A-2 and Class A-3 Certificates.

     CLASS B CERTIFICATES............................   Class B-1 and Class B-2 Certificates.

     SUBORDINATED CERTIFICATES.......................   Class A-3, Class B-1, Class B-2 and Class R Certificates.

     OFFERED CERTIFICATES............................   Class A-1, Class A-2, Class A-3 and Class B-1 Certificates.

OFFERED CERTIFICATES.................................            TITLE OF             APPROXIMATE INITIAL
                                                                   CLASS               PRINCIPAL AMOUNT

                                                                    A-1                   $__________
                                                                    A-2                   $__________
                                                                    A-3                   $__________
                                                                    B-1                   $__________

OTHER CERTIFICATES...................................            TITLE OF             APPROXIMATE INITIAL
                                                                   CLASS               PRINCIPAL AMOUNT

                                                                    B-2                   $__________
                                                                     R                        (1)
 ....................................................    ---------------------
 ....................................................    (1)   The Class R Certificates will have no Certificate Principal Balance.


 .....................................................   The Class B-2 and Class R Certificates are not being
                                                        offered hereby.  The Class B-2 and Class R Certificates are expected to be sold initially to an affiliate of [the
                                                        Underwriter] [the Company], which may offer such
                                                        Certificates in the future in one or more privately negotiated transactions.  The Pass-Through Rate for the Class B-2
                                                        Certificates on any Distribution Date will be equal to the


                                       S-5





                                                        lesser of (1) ___% per
                                                        annum or (2) the
                                                        Weighted Average Net
                                                        Contract Rate for such
                                                        Distribution Date. The
                                                        Class R Certificates
                                                        will have no
                                                        Pass-Through Rate.

CERTIFICATE STRUCTURE CONSIDERATIONS.................   The primary credit support for the Senior Certificates is the subordination of the Subordinated Certificates, effected by the allocation of Realized Losses as described herein and by the preferential application of the Available Distribution to the Senior Certificates relative to the Subordinated
                                                        Certificates.  Additionally, the primary credit support for the Class A-3 Certificates is the subordination of the Class
                                                        B-1 and Class B-2 Certificates effected as described above, and the primary credit support for the Class B-1 Certificates is the subordination of the Class B-2 Certificates effected as described above. See "Description of the Offered
                                                        Certificates - Allocation of Losses and Shortfalls;
                                                        Subordination" herein.

                                                        Due to the preferential allocation of the Available
                                                        Distribution to more senior classes of Certificates as
                                                        compared to the allocation thereof to more subordinated
                                                        Classes, the weighted average lives of more senior Classes of Certificates are expected to be shorter than the weighted average lives of more subordinated Classes.  The weighted
                                                        average lives of the Certificates will be affected primarily by the timing and amount of prepayments on the Contracts.

                                                        Unlike standard corporate bonds, the timing and amount of
                                                        principal payments on the Certificates are not fixed and will be determined by the timing and amount of principal
                                                        payments (including prepayments, repurchases, liquidations and payments received due to a full or partial redemption
                                                        of the Certificates) on the Contracts.  The timing of
                                                        principal payments on manufactured housing installment
                                                        sales contracts is affected by a variety of economic,
                                                        geographic, legal, tax and social factors.  The Contracts
                                                        may be prepaid by the related obligors at any time without penalty.  Prepayment rates on manufactured housing
                                                        installment sales contracts are affected by transfers of the underlying homes, contract default rates and refinancings
                                                        (although obligors on manufactured housing installment
                                                        sales contracts may not be as likely to refinance their
                                                        contracts than mortgagors on residential mortgage loans).
                                                        See "Maturity and Prepayment Considerations" herein.

                                                        In addition to affecting the weighted average lives of the
                                                        Certificates, prepayment rates will affect the yields on any such Certificates purchased at a premium over or discount
                                                        from par.  Contract prepayment rates that are faster than
                                                        investors' expectations will adversely affect the yields on
                                                        Certificates purchased at a premium.  Contract prepayment
                                                        rates that are slower than investors' expectations will
                                                        adversely affect the yields on Certificates purchased at a discount.


                                       S-6




                                                        For a more complete discussion of the factors affecting
                                                        contract prepayments and the effect of prepayments and
                                                        other factors on the yield on the Offered Certificates, see
                                                        "Maturity and Prepayment Considerations" and "Yield on the
                                                        Offered Certificates" herein and "Risk Factors
                                                        in the Prospectus.


DENOMINATIONS........................................   [The Offered Certificates will be Book-Entry Certificates.
                                                        One or more certificates representing each such Class of
                                                        Certificates will be registered in the name of the nominee of The Depository Trust Company (together with any
                                                        successor depository selected by the Company, the
                                                        "Depository") and beneficial interests will be held by
                                                        investors through the book-entry facilities of the
                                                        Depository, as described herein, in minimum denominations
                                                        of $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class may be issued in a different denomination, and if so issued, will be held in certificated fully-registered form.]  [The Offered
                                                        Certificates will be issued in certificated, fully-registered form in minimum denominations of $25,000 and integral
                                                        multiples of $1 in excess thereof, except that one Certificate of each Class may be issued in a different denomination to accommodate the remaining principal balance of such Class
                                                        after all other Certificates of such Class have been issued in authorized denominations.]  See "Description of the Offered
                                                        Certificates - General" herein.

SELLER OF OFFERED CERTIFICATES.......................   Deutsche Financial Capital Securitization LLC (the
                                                        "Company"), a North Carolina limited liability company.
                                                        The Company is a limited-purpose subsidiary of Deutsche
                                                        Financial Capital I Corp. (the "Manager"), a
                                                        North Carolina corporation, and Deutsche Financial Capital
                                                        Limited Liability Company ("DFC"), a North Carolina
                                                        limited liability company.  Each of the Manager and DFC
                                                        are wholly-owned (in equal shares) subsidiaries of Deutsche
                                                        Financial Services Corporation, a Nevada corporation, and
                                                        Oakwood Acceptance Corporation.  Deutsche Financial Services
                                                        Corporation is an indirect wholly-owned subsidiary of Deutsche
                                                        Bank AG, and OAC is a wholly-owned subsidiary of Oakwood Homes
                                                        Corporation ("Oakwood Homes"), a North Carolina
                                                        corporation.  Neither the Company nor any of its affiliates has guaranteed or is otherwise obligated with respect to the
                                                        Certificates [; provided, however, that Oakwood Homes
                                                        will guarantee certain distributions on the Class B-2
                                                        Certificates under the Limited Guarantee, to the limited
                                                        extent described herein].  See "Risk Factors"
                                                        herein and in the Prospectus.

SERVICER.............................................   Oakwood will act as servicer for all the Assets (in such
                                                        capacity, the "Servicer").  For each Distribution Date, the
                                                        Servicer will be obligated to make an advance (a "P&I
                                                        Advance") in respect of any delinquent Monthly Payment
                                                        on any Asset that was due during the related Collection
                                                        Period that will, in the Servicer's judgment, be recoverable

                                       S-7





                                                        from late payments on or
                                                        Liquidation Proceeds
                                                        from such Asset. The
                                                        Servicer will also be
                                                        obligated to make
                                                        advances ("Servicing
                                                        Advances" and, together
                                                        with "&I Advances,
                                                        "Advances") in respect
                                                        of Liquidation Expenses
                                                        and certain taxes and
                                                        insurance premiums not
                                                        paid by an Obligor on a
                                                        timely basis, to the
                                                        extent the Servicer
                                                        deems such Servicing
                                                        Advances recoverable out
                                                        of Liquidation Proceeds
                                                        from or from collections
                                                        on the related Asset.
                                                        P&I Advances and
                                                        Servicing Advances are
                                                        reimbursable to the
                                                        Servicer as described
                                                        herein under "Servicing
                                                        of the Assets -
                                                        Advances." [In addition,
                                                        the Servicer is
                                                        obligated under certain
                                                        circumstances to pay
                                                        Compensating Interest
                                                        with respect to any
                                                        Asset that prepays on a
                                                        date other than on a Due
                                                        Date for such Asset.] See
                                                        "Servicing of the
                                                        Assets" herein.

                                                        As Servicer, Oakwood will be entitled to (1) a monthly fee with respect to each Asset (the "Servicing Fee") in respect of each Collection Period equal to 1.00% per annum (the
                                                        "Servicing Fee Rate") multiplied by the Scheduled Principal
                                                        Balance of such Asset at the beginning of such Collection
                                                        Period (without taking into account any Principal
                                                        Prepayments, Net Liquidation Proceeds or Repurchase
                                                        Prices received (or Realized Losses incurred) during the
                                                        related Prepayment Period) and (2) other additional
                                                        servicing compensation described herein.  See "Servicing of the Assets - Servicing Compensation and Payment of
                                                        Expenses" herein and "Sale and Servicing of Contracts and
                                                        Mortgage Loans" in the Prospectus.

TRUSTEE..............................................   _______________________________________

MORTGAGE LOAN FILE CUSTODIAN.........................   _______________________________________

CUT-OFF DATE.........................................   ____________ 1, 19__.

CLOSING DATE.........................................   ____________, 19__.

DISTRIBUTION DATES...................................   The 15th day of each month (or if such 15th day is not a
                                                        business day, the next succeeding business day),
                                                        commencing in ___________, ____.

RECORD DATES.........................................   With respect to each Distribution Date, the close of
                                                        business on the last business day of the month preceding the month in which such Distribution Date occurs (each, a
                                                        "Record Date").

COLLECTION PERIOD....................................   With respect to each Distribution Date, the period
                                                        commencing on the second day of the month preceding the
                                                        month in which the Distribution Date occurs and ending at
                                                        the close of business on the first day of the month in which the Distribution Date occurs (each, a "Collection Period").


                                       S-8





INTEREST ACCRUAL PERIOD..............................   With respect to each Distribution Date (i) for the Class A-1
                                                        Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such
                                                        Distribution Date is deemed to occur (except that the first
                                                        Interest Accrual Period for the Class A-1 Certificates will be the period from the Closing Date through ________ 14,
                                                        19__) and (ii) for the other Certificates, the calendar month preceding the month in which the Distribution Date occurs
                                                        (each, an "Interest Accrual Period").

PREPAYMENT PERIOD....................................   With respect to each Distribution Date, the calendar month preceding the month in
                                                        which the related
                                                        Distribution Date occurs
                                                        (each, a "Prepayment
                                                        Period").

WEIGHTED AVERAGE NET ASSET RATE......................   With respect to each Distribution Date, a rate equal to (i)
                                                        the weighted average of the Asset Rates applicable to the
                                                        scheduled Monthly Payments that were due in the related
                                                        Collection Period on outstanding Assets less (ii) the
                                                        Servicing Fee Rate.

AGREEMENT............................................   The Pooling and Servicing Agreement dated as of
                                                        ____________, ____ (the "Series Agreement"), by and
                                                        among the Company, Oakwood and ___________________,
                                                        as trustee (the "Trustee"), which incorporates by reference the Company's Standard Terms to Pooling and Servicing
                                                        Agreement (March 1997 Edition) (the "Standard Terms,"
                                                        and, together with the Series Agreement, the "Agreement").


THE ASSETS...........................................   The Trust will consist of (1) manufactured housing
                                                        installment sales contracts (collectively, the "Contracts")
                                                        secured by security interests in manufactured homes, as
                                                        defined herein (the "Manufactured Homes"), and, with
                                                        respect to certain of the Contracts ("Land Secured
                                                        Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located and (2) mortgage
                                                        loans secured by first liens on the real estate on which the related Manufactured Homes are deemed permanently
                                                        affixed (the "Mortgage Loans" and collectively, the
                                                        "Assets").  The Asset Pool consists of _____ Assets having an aggregate unpaid principal balance as of the Cut-off Date of approximately $_____________.  [Each of the Contracts
                                                        was funded at origination by DFC, and either (1) was
                                                        originated in the name of DFC or (2) was originated in the name of Oakwood, as agent of DFC, and assigned to DFC
                                                        after its origination.]  Approximately ___% of the Asset
                                                        Pool is comprised of Assets that are Mortgage Loans.  The
                                                        Assets, as of the Cut-off Date, were secured by
                                                        Manufactured Homes and Mortgaged Property located in __
                                                        states and the District of Columbia, and have been selected by DFC from DFC's portfolio of manufactured housing
                                                        installment sale contracts on the basis of the criteria
                                                        specified in the Agreement.  Monthly payments of principal and interest on the Assets will be due in most cases on the first day of each month (and in other cases on various days throughout each Collection Period, as defined herein) (each


                                       S-9





                                                        a "Due Date").  The annual percentage rates ("APRs" or
                                                        "Contract Rates") on the Assets range from ____% to
                                                        ____%, with a weighted average of approximately ____%,
                                                        each as of the Cut-off Date.  See "The Asset Pool" herein
                                                        and "Yield Considerations" in the Prospectus.

                                                        The Agreement requires the Servicer to maintain standard
                                                        hazard insurance coverage with respect to each
                                                        Manufactured Home and Mortgaged Property in an amount
                                                        at least equal to the lesser of its maximum insurable value or the remaining principal balance on the related Asset.
                                                        The standard hazard insurance policies, at a minimum, are
                                                        required to provide fire and extended coverage on terms
                                                        and conditions customary in manufactured housing hazard
                                                        insurance policies, with customary deductible amounts.  See
                                                        "The Trust - Insurance - Hazard Insurance - Standard
                                                        Hazard Insurance Policies" in the Prospectus for a more
                                                        complete description of such standard hazard insurance
                                                        policies.  No other insurance policies or guarantees will be provided with respect to any Asset or the Asset Pool [other than the Limited Guarantee, as described herein].

                                                        DFC has included in this securitization transaction all of the installment sales contracts and mortgage loans that it owned as of the Cut-off Date as to which it had the necessary information and as to which it can make the representations and warranties required by the Sales Agreement and the Rating
                                                        Agencies.

ADDITIONAL INFORMATION...............................   On each Distribution Date, investors may contact the
                                                        Trustee's corporate trust office by telephone to ascertain the
                                                        Certificate Principal Balance of each Class of Offered
                                                        Certificates and the then current Pass-Through Rate
                                                        applicable to each Class of the Offered Certificates.  As of the date of this Prospectus Supplement, the telephone
                                                        number maintained by the Trustee for the purpose of
                                                        reporting this information is 800-___-____.

                                                        The Company will file a Current Report on Form 8-K with
                                                        the Securities and Exchange Commission within fifteen days following the Closing Date.  The Current Report on Form
                                                        8-K will specify the initial principal amount of each Class of the Certificates.

DISTRIBUTIONS........................................   The "Available Distribution" for a Distribution Date will
                                                        include (a)(1) Monthly Payments of principal and interest
                                                        due on the Assets during the preceding Collection Period
                                                        and received, whether paid by the Obligors or advanced by
                                                        the Servicer, and (2) other unscheduled payments received
                                                        with respect to the Assets during the related Prepayment
                                                        Period, including Principal Prepayments, proceeds of
                                                        repurchases, Net Liquidation Proceeds and Net Insurance
                                                        Proceeds, less (b)(i) if Oakwood is not the Servicer,
                                                        Servicing Fees for the related Collection Period, (2)
                                                        amounts required to reimburse the Servicer for previously
                                                        unreimbursed Advances in accordance with the Agreement,
                                                        (3) amounts required to reimburse the Company or the
                                                        Servicer for certain reimbursable expenses in accordance
                                                        with the Agreement, and (4) amounts required to reimburse
                                                        any party for an overpayment of a Repurchase Price for an
                                                        Asset in accordance with the Agreement.


                                      S-10





                                                        Distributions will be made on each Distribution Date to
                                                        holders of record on the preceding Record Date, except that the final distribution in respect of the Certificates will only be made upon presentation and surrender of the Certificates at the office or agency appointed by the Trustee for that
                                                        purpose in _______, _______.  Distributions on a Class of
                                                        Certificates will be allocated among the Certificates of such
                                                        Class in proportion to their respective Percentage Interests.

                                                        On each Distribution Date the Available Distribution will be distributed in the following amounts in the following order of priority:

                                                        (1)      to the holders of the Class A-1 and Class A-2
                                                                 Certificates, one month's interest at their
                                                                 respective Pass-Through Rates on their respective
                                                                 Certificate Principal Balances immediately prior to
                                                                 such Distribution Date, together with any
                                                                 previously undistributed shortfalls in interest due
                                                                 on such respective Classes of Certificates in
                                                                 respect of prior Distribution Dates; if the
                                                                 Available Distribution is not sufficient to distribute
                                                                 the full amount of interest due on the Class A-1
                                                                 and Class A-2 Certificates for such Distribution
                                                                 Date, the Available Distribution will be allocated
                                                                 between such Classes of Certificates pro rata on
                                                                 the basis of the respective amounts of interest due
                                                                 thereon;

                                                        (2)      to the holders of the Class A-3 Certificates, one
                                                                 month's interest on the Certificate Principal
                                                                 Balance of the Class A-3 Certificates immediately
                                                                 prior to such Distribution Date, together with any
                                                                 previously undistributed shortfalls in interest due
                                                                 on the Class A-3 Certificates in respect of prior
                                                                 Distribution Dates;

                                                        (3)      to the holders of the Class B-1 Certificates, one
                                                                 month's interest on the Certificate Principal
                                                                 Balance of the Class B-1 Certificates immediately
                                                                 prior to such Distribution Date, together with any
                                                                 previously undistributed shortfalls in interest due
                                                                 on the Class B-1 Certificates in respect of prior
                                                                 Distribution Dates;

                                                        (4)      to the holders of the Class B-2 Certificates, one
                                                                 month's interest on the Certificate Principal
                                                                 Balance of the Class B-2 Certificates immediately
                                                                 prior to such Distribution Date, together with any
                                                                 previously undistributed shortfalls in interest due
                                                                 on the Class B-2 Certificates in respect of prior
                                                                 Distribution Dates;

                                                        (5)      to the holders of the Class A-1 Certificates, the
                                                                 Principal Distribution Amount, to reduce the

                                      S-11





                                                                 Certificate Principal Balance of the Class A-1
                                                                 Certificates until it has been reduced to zero;

                                                        (6)      to the holders of the Class A-2 Certificates, the
                                                                 Principal Distribution Amount, to reduce the
                                                                 Certificate Principal Balance of the Class A-2
                                                                 Certificates until it has been reduced to zero;

                                                        (7)      to the holders of the Class A-3 Certificates, the
                                                                 Principal Distribution Amount, to reduce the
                                                                 Certificate Principal Balance of the Class A-3
                                                                 Certificates until it has been reduced to zero;

                                                        (8)      to the holders of the Class B-1 Certificates, the
                                                                 Principal Distribution Amount, to reduce the
                                                                 Certificate Principal Balance of the Class B-1
                                                                 Certificates until it has been reduced to zero;

                                                        (9)      to the holders of the Class B-2 Certificates, the
                                                                 Principal Distribution Amount, to reduce the
                                                                 Certificate Principal Balance of the Class B-2
                                                                 Certificates until it has been reduced to  zero; and

                                                        (10)     any remainder to the holders of the Class R
                                                                 Certificates, which will initially be
                                                                 _______________, an affiliate of Oakwood.
                                                                 [_________ may also initially hold the Class B-2
                                                                 Certificates.]

                                                        Interest shortfalls referred to in clauses (1), (2), (3) and (4)
                                                        above will, to the extent lawfully payable, bear interest at the related Pass-Through Rate, and interest accrued on the amount of any such interest shortfall will itself be due
                                                        pursuant to clause (1) (2), (3) or (4) above, as applicable.

                                                        The Certificate Principal Balance of each Class of
                                                        Certificates is its original principal amount reduced by all distributions on such Class in reduction of its principal
                                                        balance and all Realized Losses allocated to such Class.

                                                        Interest will accrue on the basis of a 360-day year
                                                        consisting of twelve 30-day months.

ALLOCATION OF LOSSES AND
SHORTFALLS...........................................   On each Distribution Date, Realized Losses that were
                                                        incurred on the Assets during the related Prepayment Period will be allocated among the Classes of Certificates in the following order of priority:

                                                 (1)    first, to the Class B-2 Certificates, to be
                                                        applied in reduction of the Certificate Principal Balance of such Class until it has been reduced to zero;


                                      S-12





                                                 (2)    second, to the Class B-1 Certificates, to be
                                                        applied in reduction of the Certificate Principal Balance of such Class until it has been reduced to zero;

                                                 (3)    third, to the Class A-3 Certificates, to be
                                                        applied in reduction of the Certificate Principal Balance of such Class until it has been reduced to zero; and

                                                 (4)    finally, to the Senior Certificates, to be
                                                        allocated between the Classes of the Senior Certificates pro rata based upon their respective Certificate Principal
                                                        Balances, to be applied in reduction of the Certificate
                                                        Principal Balance of each such Class until it has been
                                                        reduced to zero.

                                                        [Notwithstanding the foregoing, Special Hazard Losses in
                                                        excess of the applicable Special Hazard Loss Limit
                                                        ("Excess Special Hazard Losses"), Obligor Bankruptcy
                                                        Losses in excess of the applicable Obligor Bankruptcy Loss
                                                        Limit ("Excess Bankruptcy Losses"), and Fraud Losses in
                                                        excess of the applicable Fraud Loss Limit ("Excess Fraud
                                                        Losses," and, collectively with Excess Special Hazard
                                                        Losses and Excess Bankruptcy Losses, "Excess Losses")
                                                        will be allocated concurrently among all Certificates in
                                                        proportion to their respective principal balances.  The
                                                        "Special Hazard Loss Limit," "Obligor Bankruptcy Loss
                                                        Limit" and "Fraud Loss Limit" with respect to any
                                                        Distribution Date will be as described herein under
                                                        "Description of the Offered Certificates-- Allocation of
                                                        Losses and Shortfalls-- Shortfalls."

                                                        Realized Interest Shortfalls will be allocated among the
                                                        Classes of the Certificates in the same manner and order of priority as the related Realized Losses, and any shortfalls in interest associated with Excess Losses will be allocated
                                                        among the Classes of the Certificates in the same manner
                                                        and order of priority as the related Excess Losses.  Month
                                                        End Interest Shortfall, Soldiers' and Sailors' Shortfall [and
                                                        any other shortfall in interest collected] on an Asset will be allocated among all Classes of Certificates entitled to
                                                        receive interest in respect of such Asset, in proportion to the amount of interest in respect of such Asset that the
                                                        holders of Certificates of each such Class would have been entitled to receive had such Shortfall not been incurred.

P&I ADVANCES.........................................   For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I Advance") in respect of any
                                                        delinquent scheduled payment on any Contract that was due
                                                        in the preceding Collection Period that will, in the
                                                        Servicer's judgment, be recoverable from related late
                                                        payments or Liquidation Proceeds.  P&I Advances are
                                                        reimbursable to the Servicer as described herein under
                                                        "Servicing of the Contracts - Advances."


                                      S-13





[LIMITED GUARANTEE]..................................   [DISCLOSE ASPECTS OF LIMITED GUARANTEE, IF
                                                        ANY]

[PRE-FUNDING ACCOUNT]................................   [DISCLOSE ASPECTS OF ANY PRE-FUNDING
                                                        ACCOUNT]

[LIQUIDITY ACCOUNTS].................................   [DISCLOSE ASPECTS OF ANY LIQUIDITY
                                                        ACCOUNT(S)]

PREPAYMENT CONSIDERATIONS
AND RISKS............................................   In general, the Assets may be prepaid at any time without
                                                        penalty and, accordingly, the rate of principal payments
                                                        thereon is likely to vary considerably from time to time.
                                                        Any of the Offered Certificates may be sold at a discount
                                                        from their principal amounts.  A slower than anticipated
                                                        rate of principal payments on the Contracts is likely to
                                                        result in a lower than anticipated yield on the Offered
                                                        Certificates that are sold at a discount from their principal amounts.  See "Maturity and Prepayment Considerations"
                                                        and "Yield on the Offered Certificates" herein and "Yield
                                                        Considerations" and "Maturity and Prepayment
                                                        Considerations" in the Prospectus.


SECURITY INTERESTS AND OTHER
ASPECTS OF THE ASSETS................................   DFC will assign to the Company the first mortgage liens on
                                                        Mortgaged Properties securing the Mortgage Loans, and the
                                                        security interests created by the Contracts in the related
                                                        Manufactured Homes and, in the case of the Land Secured
                                                        Contracts, the liens on the Real Properties on which the
                                                        related Manufactured Homes are located, and the Company
                                                        will assign such security interests and liens to the Trustee.
                                                        DFC will not deliver any assignments in recordable form
                                                        for the mortgages or deeds of trust (each, a "Mortgage")
                                                        evidencing the liens on Real Properties that secure the Land
                                                        Secured Contracts although it will deliver an assignment in recordable form with respect to each of the Mortgage
                                                        Loans.  However, DFC will deliver to the Trustee a power
                                                        of attorney authorizing the Trustee to prepare, execute and record assignments of Mortgages securing the Land Secured
                                                        Contracts, in the event that the recordation of such
                                                        assignments becomes necessary to foreclose upon any
                                                        related Real Property.  In some states, in the absence of the recordation of such an assignment to the Trustee of the
                                                        Mortgage securing a Land Secured Contract, it is unclear
                                                        whether the assignment of the Mortgage to the Trustee will be effective against creditors of or purchasers from DFC,
                                                        the Company or a trustee in bankruptcy of either.

                                                        Under the laws of most states, Manufactured Homes
                                                        constitute personal property, and perfection of a security interest in a Manufactured Home is obtained, depending on
                                                        applicable state law, by noting the security interest on the certificate of title for the Manufactured Home, by delivery of certain required documents and payment of a fee to the
                                                        appropriate state motor vehicle authority to re-register the

                                      S-14





                                                        home, by filing a financing statement under the Uniform
                                                        Commercial Code ("UCC") or, in some states, through a
                                                        combination of the aforementioned methods. Neither DFC nor the Company will be required to cause notations to be made on any document of title relating to any Manufactured Home or take any other steps to re-register the Manufactured Home
                                                        in the name of the Trustee with the appropriate state
                                                        motor vehicle authority, to deliver any such document of
                                                        title to the Trustee or to execute any transfer instrument
                                                        (be it a UCC-3 assignment or other form) relating to any
                                                        Manufactured Home (other than a notation or a transfer
                                                        instrument necessary to show DFC itself as the lienholder
                                                        or legal titleholder). Consequently, as to the Contracts
                                                        secured by Manufactured Homes located in certain states,
                                                        it is unclear whether the security interests created by the
                                                        Contracts in the Manufactured Homes will be effectively
                                                        transferred to the Trustee or perfected in the Trustee,
                                                        and it is thus unclear whether the assignment of a security interest created by a Contract in the related Manufactured
                                                        Home will be effective against creditors of the Company
                                                        or DFC or a trustee in bankruptcy of the Company or Oakwood.
                                                        See "Risk Factors - 3. Certificateholders May Realize Loss If
                                                        the Servicer Is Unable to Realize on Assets Because of
                                                        Provisions of Applicable State Law" in the Prospectus.

                                                        To the extent DFC's security interests in the Manufactured
                                                        Homes are effectively transferred to the Trustee and are
                                                        perfected in the Trustee, the Trustee would have a prior
                                                        claim over creditors of DFC, subsequent purchasers of the
                                                        Manufactured Homes and holders of security interests in the
                                                        Manufactured Homes perfected after perfection of the
                                                        Trustee's security interest.  Even if the Trustee's security interest in a Manufactured Home is perfected, however, if
                                                        a Manufactured Home were relocated across state lines
                                                        without reperfection of the security interest in the Trustee, or if the Manufactured Home were to become attached to
                                                        its site and a court of competent jurisdiction were to
                                                        determine that the security interest was subject to real estate title and recording laws, or as a result of fraud or
                                                        negligence, the Trustee could lose its prior perfected
                                                        security interest in the Manufactured Home.  See "Certain
                                                        Legal Aspects of Contracts and Mortgage Loans-- Security
                                                        Interests in the Manufactured Homes" in the Prospectus.

                                                        Federal and state consumer protection laws impose
                                                        requirements upon creditors in connection with extensions
                                                        of credit and collections on installment sales contracts, and certain of these laws make an assignee of such a contract, such as the Trust, liable to the obligor thereon for any
                                                        violation by the lender.

                                                        DFC is obligated, subject to certain conditions described
                                                        herein under "The Asset Pool - Conveyance of Contracts,"
                                                        to repurchase or, under certain limited circumstances, to
                                                        substitute a Qualified Substitute Asset for, any Contract as to which it has failed to perfect its security interest in the
                                                        Manufactured Home securing such Contract, or as to which

                                      S-15





                                                        a breach of federal or state laws exists, if such failure to perfect or breach of law materially and adversely
                                                        affects the Trustee's interest in the Contract, unless such failure or breach has been cured within 90 days after DFC's discovery of or receipt of notice of such failure or breach.
                                                        See "Certain Legal Aspects of Contracts and Mortgage Loans-The
                                                        Contracts" in the Prospectus.

FINAL SCHEDULED DISTRIBUTION DATE....................   The Final Scheduled Distribution Date for each Class of the
                                                        Certificates will be the _____________ __, ____
                                                        Distribution Date.  The Final Scheduled Distribution Date
                                                        has been determined by adding three months to the maturity date of the Asset with the latest stated maturity.  Because the rate of distributions in reduction of the Certificate
                                                        Principal Balances of the Offered Certificates will depend on the rate of payment of principal (including prepayments)
                                                        on the Assets, the actual final distribution on any Class of
                                                        Offered Certificates could occur significantly earlier than its
                                                        Final Scheduled Distribution Date.  The rate of payments
                                                        on the Assets will depend on their particular characteristics, as well as on interest rates prevailing from time to time and other economic factors, and no assurance can be given as
                                                        to the actual payment experience of the Assets.


OPTIONAL AND MANDATORY TERMINATION...................   Either the Servicer or the holders of a majority interest
                                                        of the Class R Certificates (the "Residual Majority", at their respective options and subject to the limitations imposed by the Agreement, may terminate the Trust by purchasing all
                                                        Assets, Repo Properties and REO Properties remaining in
                                                        the Trust on any Distribution Date occurring on or after the
                                                        Distribution Date on which the aggregate Certificate
                                                        Principal Balance of the Certificates is less than or equal to
                                                        10% of the aggregate initial principal amount of the
                                                        Certificates.  The Trust also may be terminated (and the
                                                        Certificates retired) on any Distribution Date upon the
                                                        Servicer's determination, based on an opinion of counsel,
                                                        that the REMIC status of either the Pooling REMIC or the
                                                        Issuing REMIC, each as described herein under "- Federal
                                                        Income Tax Consequences." has been lost or that a
                                                        substantial risk exists that such status will be lost for
                                                        the then current taxable year.

                                                        If neither the Servicer nor the Residual Majority exercises its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets, REO Properties and Repo
                                                        Properties remaining in the Trust.  The Trustee shall sell such Assets, REO Properties and Repo Properties only if
                                                        the net proceeds to the Trust from such sale would at least equal the Termination Price, and the net proceeds from
                                                        such sale will be distributed as set forth in the succeeding paragraph.  If the net proceeds from such sale would not at least equal the Termination Price, the Trustee shall decline to sell the Assets, REO Properties and Repo Properties, and shall not be under any obligation to solicit any further bids

                                      S-16






                                                        or otherwise negotiate any further sale of the Assets, REO
                                                        Properties and Repo Properties.  See "The Trust - Optional
                                                        and Mandatory Termination" herein.
                                                        On the date of any termination of the Trust, the
                                                        Termination Price shall be distributed (1) first to the
                                                        Servicer to reimburse it for all previously unreimbursed
                                                        Liquidation Expenses paid and Advances made by, and not
                                                        previously reimbursed to, the Servicer with respect to the
                                                        Assets and (2) second to the Certificateholders and the
                                                        Servicer in accordance with the distribution priorities set forth under "- Distributions - Priority of Distributions"
                                                        above.  The Termination Price shall be deemed to be a
                                                        Principal Prepayment in full, together with related interest, received during the related Prepayment Period for purposes of determining the allocation of such distributions.  Upon the termination of the Trust and payment of all amounts due on the Certificates and all administrative expenses
                                                        associated with the Trust, any remaining assets of the
                                                        REMICs shall be sold and the proceeds distributed pro rata to the holders of the Class R Certificates.  See "The Trust
                                                        - Optional and Mandatory Termination" herein and
                                                        "Description of the Certificates - Optional Redemption or
                                                        Termination" in the Prospectus.

FEDERAL INCOME TAX
CONSEQUENCES.........................................   An election will be made to treat the Assets and certain
                                                        other assets of the Trust as a REMIC for federal income tax purposes (the "Pooling REMIC").  An election also will be
                                                        made to treat the "regular interests" in the Pooling REMIC and certain other assets of the Trust as another REMIC for federal income tax purposes (the "Issuing REMIC").  The
                                                        Class A Certificates and the Class B Certificates will be
                                                        designated as "regular interests" in the Issuing REMIC and the Class R Certificates will represent the beneficial
                                                        ownership of the "residual interest" in each of the Pooling
                                                        REMIC and the Issuing REMIC.

                                                        Because the Offered Certificates will be considered REMIC
                                                        regular interests, they will be taxable debt obligations under the code, and interest paid or accrued on such Certificates, including any original issue discount, will be taxable to the holders of such Certificates in accordance with the accrual method of accounting, regardless of such Certificateholders'
                                                        usual methods of accounting.  Each of the Class A-2 and
                                                        Class A-3 Certificates bears interest at a fixed rate and, therefore, will be issued with original issue discount only if its stated principal amount exceeds its issue price.  See
                                                        "Federal Income Tax Consequences - REMIC Certificates -
                                                        Original Issue Discount" in the Prospectus. The Class A-1,
                                                        Class A-6, Class B-1 and Class B-2 Certificates constitute
                                                        Non-VRDI Certificates and, therefore, will be treated as
                                                        issued with original issue discount as described in
                                                        "Federal Income Tax Consequences - REMIC Certificates -
                                                        Interest Weighted

                                      S-17





                                                        Certificates and Non-VRDI Certificates" in the Prospectus. The
                                                        prepayment assumption that should be used in determining the rate of accrual of original issue discount, if any, with
                                                        respect to the Offered Certificates is ___% MHP. However, no representation is made herein as to the rate at which
                                                        prepayments actually will occur. See "Maturity and Prepayment
                                                        Considerations" herein.

                                                        For federal income tax purposes, the Offered Certificates
                                                        generally will be treated as "qualifying real property loans"
                                                        for domestic building and loan associations and mutual
                                                        savings banks, "regular interests in a REMIC" for domestic building and loan associations, and "real estate assets" for real estate investment trust ("REITs"), subject to the
                                                        limitations described in "Federal Income Tax Consequences"
                                                        in the Prospectus.  Similarly, interest on the Offered
                                                        Certificates will be considered "interest on obligations
                                                        secured by mortgages on real property" for REITs, subject
                                                        to the limitations described in "Federal Income Tax
                                                        Consequences" in the Prospectus.

RATINGS..............................................   It is a condition to the issuance of the Offered Certificates that each Class of the Offered Certificates receive the
                                                        ratings specified for such Class on the cover page hereof.
                                                        A security rating is not a recommendation to buy, sell or
                                                        hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.  A security rating does not represent any assessment of the likelihood of principal prepayments on the Contracts or of the degree to which the rate of such prepayments might differ from
                                                        those originally anticipated.  See "Maturity and Prepayment
                                                        Considerations" herein.  Also, a security rating does not
                                                        represent any assessment of the yield to maturity that
                                                        investors may experience.  See "Yield on the Offered
                                                        Certificates" and "Ratings" herein.

                                                        The Company has not requested a rating of the Offered
                                                        Certificates from any rating agency other than
                                                        _________________ [and __________________].
                                                        However, there can be no assurance as to whether any
                                                        other rating agency will rate the Offered Certificates, or if one does, what rating would be assigned by such rating
                                                        agency.

LEGAL INVESTMENT.....................................   The Class A-1 and Class A-2 Certificates will constitute
                                                        "mortgage related securities" for purposes of the Secondary
                                                        Mortgage Market Enhancement Act of 1984 ("SMMEA")
                                                        for so long as they are rated in one of the two highest
                                                        rating categories by one or more nationally recognized
                                                        statistical rating organizations.  Accordingly, the Class A-1 and Class A-2 Certificates will be legal investments for
                                                        certain entities to the extent provided in SMMEA, subject
                                                        to state laws overriding SMMEA.  A number of states have
                                                        enacted legislation overriding the legal investment

                                      S-18





                                                        provisions of SMMEA.  See "Legal Investment
                                                        Considerations" herein and in the Prospectus.

                                                       THE CLASS A-3 CERTIFICATES AND CLASS B-1 CERTIFICATES
                                                        WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES" FOR PURPOSES
                                                        OF SMMEA BECAUSE SUCH CLASSES ARE NOT RATED IN ONE OF THE TWO
                                                        HIGHEST RATING CATEGORIES BY A NATIONALLY RECOGNIZED
                                                        STATISTICAL RATING ORGANIZATION.

                                                        The Company makes no representations as to the proper
                                                        characterization of any Class of the Offered Certificates for
                                                        legal investment or other purposes, or as to the legality of investment by particular investors in any Class of the
                                                        Offered Certificates under applicable legal investment
                                                        restrictions.  These uncertainties may adversely affect the liquidity of any Class of Offered Certificates.  Accordingly,
                                                        all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital
                                                        requirements or review by regulatory authorities should
                                                        consult with their own legal advisors in determining to what extent the Offered Certificates are subject to investment, capital or other restrictions.  See "Legal Investment
                                                        Considerations" herein and in the Prospectus.

ERISA CONSIDERATIONS.................................   Fiduciaries of employee benefit plans and certain other
                                                        retirement plans and arrangements, including individual
                                                        retirement accounts and annuities, Keogh plans, and
                                                        collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as
                                                        amended ("ERISA"), or corresponding provisions of the
                                                        Code (any of the foregoing, a "Plan"), who propose to
                                                        cause a Plan to acquire any of the Offered Certificates
                                                        should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could
                                                        give rise to a transaction that is prohibited either under
                                                        ERISA or the Code.  Certain prohibited transaction
                                                        exemptions may be applicable to the purchase and holding
                                                        of the Class A-1 and Class A-2 Certificates as described
                                                        herein.

                                                        BECAUSE THE CLASS A-3 CERTIFICATES AND CLASS B-1
                                                        CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL NOT
                                                        SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION
                                                        EXEMPTIONS.  AS A RESULT, THE PURCHASE OR HOLDING OF ANY
                                                        OF THE CLASS A-3 CERTIFICATES OR CLASS B-1 CERTIFICATES BY
                                                        A PLAN, A PERSON ACTING ON BEHALF OF A PLAN, OR A PERSON
                                                        USING THE ASSETS OF A PLAN (ANY SUCH PERSON, A "PLAN
                                                        INVESTOR") MAY CONSTITUTE A NON-EXEMPT PROHIBITED
                                                        TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR
                                                        CIVIL PENALTIES.  ACCORDINGLY, EACH PURCHASER OF A CLASS
                                                        A-3 CERTIFICATE OR CLASS B-1 CERTIFICATE, BY VIRTUE OF
                                                        SUCH PURCHASER'S RECEIPT OF SUCH CERTIFICATE, WILL BE
                                                        DEEMED TO HAVE REPRESENTED THAT IT IS NOT A PLAN
                                                        INVESTOR, UNLESS SUCH PURCHASER PROVIDES THE SERVICER

                                      S-19





                                                        AND THE TRUSTEE WITH A BENEFIT PLAN OPINION (AS DEFINED IN
                                                        "ERISA CONSIDERATIONS" HEREIN). SEE "ERISA CONSIDERATIONS"
                                                        HEREIN AND IN THE PROSPECTUS.

                                  RISK FACTORS

         Prospective Certificateholders should consider, among other things, the following factors and the factors set forth under "Risk Factors" in the Prospectus in connection with an investment in any of the Offered
Certificates:

         1. CERTIFICATEHOLDERS SUBJECT TO LOSS IF RATE OF DELINQUENCIES AND AMOUNT OF REALIZED LOSSES EXCEED CERTAIN LEVELS. The geographic dispersion of the Manufactured Homes, which is heavily concentrated in [DISCLOSE MAJOR GEOGRAPHIC CONCENTRATIONS BY STATE], is set forth herein under "The Asset Pool." Regardless of its location, manufactured housing generally depreciates in value. Consequently, the market values of the Manufactured Homes could be or become lower than the principal balances of the Assets they secure. This depreciation could exacerbate the negative effects on Certificateholders of delinquencies on Assets because it will result in Realized Losses on Liquidated Loans being more severe than would have been the case had the value of the underlying Manufactured Homes not declined. Sufficiently high defaults and realized losses on the Assets will have the effect of reducing, and could eliminate, the protection against losses afforded the Class A Certificates by the subordination of the Class B and Class R Certificates. If such protection is eliminated, the Class A Certificateholders will bear the risk of losses on the Assets. Sufficiently high delinquencies and liquidation losses on the Assets will have the effect of reducing, and could eliminate, the protection against loss afforded the Class B-1 Certificates by the subordination of the Class B-2 Certificates. If such protection is eliminated, the Class B-1 Certificateholders will bear the risk of losses on the Assets and must rely on the value of the underlying Manufactured Homes for recovery of the outstanding principal of and unpaid interest on any defaulted Assets.

         Certain statistical information relating to the losses experienced by Oakwood as servicer upon its liquidation of certain manufactured housing contracts is set forth herein under "Servicing of the Contracts - Delinquency and Loan Loss/Repossession Experience." Such statistical information relates only to certain manufactured housing contracts serviced by Oakwood during the periods indicated and is included herein only for illustrative purposes. There is no assurance that the Contracts will have characteristics similar to those of the manufactured housing contracts to which such statistical information relates. In addition, the losses experienced upon the liquidation of manufactured housing contracts historically has been sharply affected by downturns in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic losses upon liquidation. In light of the foregoing, no assurance can be given that the losses experienced upon the liquidation of defaulted Contracts will be similar to any statistical information provided herein under "Servicing of the Contracts - Delinquency and Loan Loss/Repossession Experience."

         2. CERTIFICATEHOLDERS MUST LOOK SOLELY TO THE TRUST ESTATE FOR DISTRIBUTIONS OF PRINCIPAL AND INTEREST. The Certificates will not represent an interest in or obligation of the Company or any Servicer (including Oakwood). The Certificates will not be insured or guaranteed by any government agency or instrumentality, by the Underwriter or any of its affiliates, by the Company or any of its affiliates or by any Servicer or any of its affiliates, and will be payable only from amounts collected on the Assets.

         [The Limited Guarantee will be an unsecured general obligation of Oakwood Homes and will not be supported by any letter of credit or other credit enhancement arrangement. The Limited Guarantee will not benefit in any way, or result in any payment to, any Class of Certificates other than the Class B-2 Certificates.]

         3. THERE WILL BE A LIMITED MARKET FOR THE OFFERED CERTIFICATES. There can be no assurance that a secondary market will develop for the Offered Certificates or, if it does develop, that it will provide the holders of the Offered Certificates with liquidity of investment or that it will continue to exist for the term of the Certificates. In addition, the Class A-3 Certificates and Class B-1 Certificates may be adversely affected by the restrictions prohibiting such Classes from being transferred to Plan Investors.

         4. THE WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES IS UNCERTAIN. The prepayment experience on the Assets will affect the average life of the Certificates, and will affect the yield to maturity on any Certificates purchased at a premium over or at a discount from their principal balances. Prepayments on the Contracts may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality and interest rates. Other factors affecting prepayment rates on the Contracts include changes in housing needs, job transfers and unemployment. See "Maturity and Prepayment Considerations" and "Yield on the Offered Certificates" herein and "Maturity and Prepayment Considerations" in the Prospectus.

         5. CREDIT RISK FROM SUBORDINATION OF THE SUBORDINATED CERTIFICATES TO THE SENIOR CERTIFICATES. As described herein, payments of principal and interest on the Assets will be available to make distributions on the Subordinated Certificates only after required distributions have been made on the Senior Certificates. Further, all Realized Losses on the Assets generally will be allocated to the Subordinated Certificates prior to being allocated to the Senior Certificates. Realized Losses on the Assets in excess of the available credit support will adversely affect the yield on the Certificates.

         6. THE SERVICER'S ABILITY TO REALIZE ON ASSETS MAY BE LIMITED BY APPLICABLE STATE LAW. A variety of factors may limit the Servicer's ability to repossess or foreclose on and liquidate the Manufactured Homes or Mortgaged Properties securing the Contracts and Mortgage Loans or may limit the amount realized upon any such liquidation to less than the amount due under the related Asset. See "Risk Factors - 3. Certificateholders May Realize Losses If The Servicer Is Unable to Realize on Assets Because of Provisions of Applicable State Law" and "Certain Legal Aspects of Contracts and Mortgage Loans - The Contracts" in the Prospectus.

         7. RECHARACTERIZATION OF THE TRANSACTION IN BANKRUPTCY CASES COULD RESULT IN DELAYS OR ACCELERATION OF DISTRIBUTIONS ON THE OFFERED CERTIFICATES. DFC and the Company intend that the transfer of the Assets to the Trust constitute a sale rather than a pledge of the Assets to secure indebtedness of DFC. However, if DFC or one of its affiliates were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee-in-bankruptcy of DFC (or such affiliate), or DFC (or such affiliate) as a debtor-in-possession, may argue that the sale of the Contracts by DFC is a pledge of the Contracts rather than a sale. This position, if argued before or accepted by a court, could result in a delay in or reduction of distributions to the Certificateholders. In addition, if an affiliate of DFC were to become insolvent, a creditor, receiver, conservator or trustee-in-bankruptcy of such affiliate may argue that DFC's assets should be substantively consolidated into such affiliate's estate. This position, if argued before or accepted by a court, could similarly result in a delay in or reduction of distributions to the Certificateholders.

         A case (OCTAGON GAS SYSTEMS, INC. V. RIMMER, 995 F.2d 948 (10th Cir.), CERT. DENIED 114 S.Ct. 554 (1993)) decided by the United States Court of Appeals for the Tenth Circuit contains language to the effect that accounts sold by a debtor under Article 9 of the UCC would remain property of the debtor's bankruptcy estate. Although the Contracts constitute chattel paper under the UCC rather than accounts, sales of chattel paper are similarly governed by Article 9 of the UCC. If, following a bankruptcy of DFC, a court were to follow the reasoning of the Tenth Circuit and apply such reasoning to chattel paper, then delays or reductions in payments of collections on or in respect of the Contracts could occur. Counsel to DFC has advised DFC that the facts of the Octagon case are distinguishable from those relating to the sale of the Contracts from DFC to the Company and that the reasoning of the Octagon case is inconsistent with precedent and the Uniform Commercial Code.


                                 THE ASSET POOL

GENERAL

         The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust consisting primarily of the Assets. The Trust will be established pursuant to a pooling and servicing agreement dated as of ________ 1, 19__ (together with the Standard Terms thereto (March 1997 Edition), the "Agreement"), among the Company, the Servicer, and ___________________, as trustee (the "Trustee"). The Company will acquire the Assets from DFC pursuant to the Sales Agreement. DFC funded the origination of each Asset. Each Asset was originated in DFC's name or was originated in the name of another manufactured housing dealer and was assigned to DFC immediately after its origination, in any case in the ordinary course of business of DFC and any other named originator. Each Asset is either an installment sales contract secured by a unit of (manufactured housing installment sales contracts are referred to herein as "manufactured housing contracts" or "contracts"), or a residential mortgage loan secured by a lien on the real estate on which the related Manufactured Home is deemed permanently affixed (a "Mortgaged Property"). A description of DFC's general practice with respect to the origination or purchase of manufactured housing contracts and mortgage loans is set forth in the Prospectus under "- Underwriting Guidelines."

         Under the Agreement, the manufactured homes securing the Assets (the "Manufactured Homes") are required to comply with the requirements of certain federal statutes. These statutes generally require the Manufactured Homes to have a minimum of 400 square feet of living space and a minimum width of 102 inches and to be of a kind customarily used at a fixed location. Such statutes also require the Manufactured Homes to be transportable in one or more sections, and to be built on a permanent chassis and designed to be used as dwellings, with or without permanent foundations, when connected to the required utilities. The Manufactured Homes include the plumbing, heating, air conditioning and electrical systems contained therein. DFC's management estimates that in excess of 90% of the Manufactured Homes are used as primary residences by the Obligors under the Assets secured by such Manufactured Homes.

         The Agreement requires the Servicer to maintain Standard Hazard Insurance Policies with respect to each Manufactured Home in the amounts and manner set forth in the Prospectus under "The Trusts - Insurance - Hazard Insurance - Standard Hazard Insurance Policies." Generally, no other insurance will be maintained with respect to the Manufactured Homes, the Mortgaged Properties, the Assets or the Asset Pool.

         [The Company will convey to the Trustee the Assets and all rights to receive (i) payments due on the Assets after ___________, ____ (the "Cut-off Date"), including scheduled payments due after the Cut-off Date but received prior to such date, and (ii) prepayments and other unscheduled collections in respect of the Assets received on or after the Cut-off Date. The right to payments that were due on or prior to the Cut-off Date but which are received after such date will not be conveyed to the Company by DFC, and such payments will be the property of DFC when collected. The Servicer will retain physical possession of the Contract Documents. See "- Conveyance of Assets" below.]

         The Asset Pool will consist of _____ Assets having an aggregate principal balance as of the Cut-off Date of approximately $______________. Each Asset was originated on or after __________, ____.


         Approximately _____% of the Assets by outstanding principal balance as of the Cut-off Date are Land Secured Contracts. For each Land Secured Contract, the originator financed the purchase of the related Manufactured Home and either took as additional security a Mortgage on the property on which the Manufactured Home is located or took a Mortgage on the property on which the Manufactured Home is located in lieu of all or a portion of the Obligor's required down payment.

         No fewer than _____% of the Assets (by outstanding principal balance as of the Cut-off Date) are secured by Manufactured Homes which were new at the time the related Assets were originated. No fewer than ____%, ____% and ____% of the Assets are secured by Manufactured Homes which were used, repossessed or transferred to an assignee of the original Obligor, respectively, at the time the related Assets were originated. Each Asset has a Asset Rate of at least ____% and not more than _____%. The weighted average Asset Rate of the Assets as of the Cut-off Date is approximately _____%. The Assets have remaining maturities as of the Cut-off Date of at least ___ months but not more than ___ months and original maturities of at least ____ months but not more than ____ months. As of the Cut-off Date, the Assets had a weighted average original term to scheduled maturity of approximately ____ months, and a weighted average remaining term to scheduled maturity of approximately ____ months. The remaining term to stated maturity of an Asset is calculated as the number of monthly payments scheduled to be made on the Asset over its term less the number of monthly payments made or scheduled to have been made on or before the Cut-off Date. The average outstanding principal balance of the Contracts as of the Cutoff Date was approximately $_________.

         With the exception of ____ Assets having an aggregate principal balance as of the Cut-off Date of approximately $____________, no Asset had a loan-to-value ratio at the time of its origination in excess of ____%. The weighted average loan-to-value ratio at the time of origination of the Assets was approximately _____%. "Value" in the calculation of a loan-to-value ratio is equal to the sum of the down payment made by the Obligor for the underlying Manufactured Home (which includes the value of any trade-in unit accepted in lieu of or in addition to a cash down payment), the original amount financed on the related Asset, which may include sales and other taxes, insurance premiums and any closing fees paid to third parties, and, in the case of a Land Secured Contract, the appraised value of the land securing the Asset if the value of such land was considered in determining whether the related Asset met the minimum down payment standards of DFC's underwriting policies. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it has been DFC's experience that, upon repossession, the net amount recovered upon disposition of a repossessed manufactured home securing a manufactured housing contract is generally lower than the principal balance of the related manufactured housing contract. The Assets are secured by Manufactured Homes and real estate located in ____ states and the District of Columbia. [DISCLOSE ANY CONCENTRATION IN ANY ONE STATE OF GREATER THAN 10% OF THE ASSET POOL.]

SELECTED DATA

         Certain data with respect to the Assets to be transferred by the Company to the Trust are set forth below. The Company believes that the information set forth herein will be representative of the characteristics of the actual Assets, although prior to the issuance of the Certificates, Assets may be prepaid in full or in part or otherwise removed from the pool of Assets to be transferred to the Trust.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Contracts as of the Cut-off Date. In the following tables, asterisks (*) indicate values between 0.0% and 0.5%.

        GEOGRAPHIC DISTRIBUTION OF MANUFACTURED HOMES AS OF CUT-OFF DATE

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
                                                   NUMBER OF                AGGREGATE                POOL BY
                                                    ASSETS                     SPB                     SPB
Alabama..........................................
Arkansas.........................................
California.......................................
Colorado.........................................
Delaware.........................................
District of Columbia.............................
Florida..........................................
Georgia..........................................
Illinois.........................................
Indiana..........................................
Kentucky.........................................
Louisiana........................................
Maine............................................
Maryland.........................................
Massachusetts....................................
Michigan.........................................
Missouri.........................................
New Jersey.......................................
New Mexico.......................................
New York.........................................
North Carolina...................................
Ohio.............................................
Oklahoma.........................................
Pennsylvania.....................................
South Carolina...................................
Tennessee........................................
Texas............................................
Virginia.........................................
West Virginia....................................
     Totals......................................


                        YEARS OF ORIGINATION OF ASSETS(1)

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
                                                   NUMBER OF                AGGREGATE                POOL BY
YEARS OF ORIGINATION                                ASSETS                     SPB                     SPB
--------------------                                ------                     ---                     ---
1988.............................................
1989.............................................
1990.............................................
1991.............................................
1992.............................................
1993.............................................
1994.............................................
     Total.......................................

----------------
(1) The weighted average seasoning of the Assets was approximately ___ months as of the Cut-off Date.



                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
ORIGINAL CONTRACT                                  NUMBER OF                AGGREGATE                POOL BY
AMOUNT (IN DOLLARS)                                 ASSETS                     SPB                     SPB
-------------------                                 ------                     ---                     ---
$0.01-5,000......................................
$5,000+-10,000...................................
$10,000+-15,000..................................
$15,000+-20,000..................................
$20,000+-25,000..................................
$25,000+-30,000..................................
$30,000+-35,000..................................
$35,000+-40,000..................................
$40,000+-45,000..................................
$45,000+-50,000..................................
$50,000+-55,000..................................
$55,000+-60,000..................................
$60,000+-65,000..................................
$65,000+-70,000..................................
$70,000+-75,000..................................
     Totals......................................

----------------
(1) The greatest original Asset amount is [$____________], which represents [____%] of the aggregate principal balance of the Assets at origination. The weighted average original principal amount of the Assets was approximately $__________ as of the Cut-off Date.

                DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS(1)

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
LOAN-TO-VALUE                                      NUMBER OF                AGGREGATE                POOL BY
RATIO(2)                                            ASSETS                     SPB                     SPB
--------                                            ------                     ---                     ---
Less than or equal to 50%........................
50+% - 60%.......................................
60+% - 70%.......................................
70+% - 80%.......................................
80+% - 90%.......................................
90+% - 93%.......................................
93+% - 95%.......................................
95+% - 96%.......................................
96+% - less than 100%............................
Greater than or equal to 100%....................
     Total.......................................

---------------

(1) The weighted average original loan-to-value ratio of the Assets was approximately ___% as of the Cut-off Date.

(2) The definition of "Value" is set forth above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Assets with high loan-to-value ratios at origination, that any time after the origination of a Asset, the net realizable value of the Manufactured Home securing such Asset may be lower than the outstanding principal balance of such Asset.

                                 ASSET RATES(1)

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
RANGES OF CONTRACT                                 NUMBER OF                AGGREGATE                POOL BY
BY CONTRACT RATE                                    ASSETS                     SPB                     SPB
----------------                                    ------                     ---                     ---
 8.25%- 8.49%....................................
 8.50%- 8.99%....................................
 9.00%- 9.49%....................................
 9.50%- 9.99%....................................
10.00%-10.49%....................................
10.50%-10.99%....................................
11.00%-11.49%....................................
11.50%-11.99%....................................
12.00%-12.49%....................................
12.50%-12.99%....................................
13.00%-13.49%....................................
13.50%-13.99%....................................
14.00%-14.49%....................................
14.50%-14.99%....................................
15.00%-15.49%....................................
15.50%-16.25%....................................
     Total.......................................

---------------

(1) The weighted average Asset Rate was approximately ___% as of the Cut-off Date.

                   REMAINING TERMS TO MATURITY (IN MONTHS)(1)

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
MONTHS REMAINING                                   NUMBER OF                AGGREGATE                POOL BY
AS OF CUT-OFF DATE                                  ASSETS                     SPB                     SPB
------------------                                  ------                     ---                     ---
1-60.............................................
61-96............................................
97-120...........................................
121-156..........................................
157-216..........................................
217-240..........................................
     Total.......................................

---------------

(1) The weighted average remaining term to maturity of the Assets was approximately ___ months as of the Cut-off Date.


                    ORIGINAL TERMS TO MATURITY (IN MONTHS)(1)

                                                                                                  PERCENTAGE OF
                                                                                                      ASSET
                                                   NUMBER OF                AGGREGATE                POOL BY
ORIGINAL TERMS (IN MONTHS)                           ASSET                     SPB                     SPB
--------------------------                           -----                     ---                     ---
1-60.............................................
61-96............................................
97-120...........................................
121-156..........................................
157-216..........................................
217-240..........................................

---------------

(1) The weighted average original term to maturity of the Assets was approximately ___ months as of the Cut-off Date.


UNDERWRITING GUIDELINES

         [The Assets were underwritten by DFC and were underwritten and originated substantially in accordance with the guidelines described in the Prospectus under "Underwriting Policies - Contract Underwriting Guidelines."]

CONVEYANCE OF ASSETS

         On the date of issuance of the Certificates, the Company will transfer to the Trustee, without recourse, all of its right, title and interest in and to the Assets, including all principal and interest received on or with respect to the Assets (other than principal and interest due on the Assets on or before the Cut-off Date and any other amounts collected on the Assets before the Cut-off Date other than early collections of Monthly Payments due on or after the Cut-off Date), and all rights under the Standard Hazard Insurance Policies maintained with respect to the related Manufactured Homes and Real Properties. The Assets will be listed on a schedule attached to the Agreement (the "Asset Schedule"). The Asset Schedule will identify the Unpaid Principal Balance of each Asset, the amount of each Monthly Payment due on each Asset, and the Asset Rate on each Asset, in each case as of the Cut-off Date. Prior to the conveyance of the Assets to the Trustee, Oakwood's operations department will complete a review of all of the Contract Files, including the certificates of title to (or other evidence of a perfected security interest in) the Manufactured Homes and the Mortgages relating to the Real Properties securing the Land Secured Contracts, to check the accuracy of the Asset Schedule delivered to the Trustee. The Custodian will complete a review of the Mortgage Loan Files to check the accuracy of the Mortgage Loan Schedule delivered to the Trustee. DFC will be required to repurchase any Asset that is discovered not to agree with the Asset Schedule in a manner that materially and adversely affects the interest of the Certificateholders or, subject to the conditions specified in the penultimate paragraph under this heading, replace any such Asset with a Qualified Substitute Asset, except that if the discovered discrepancy relates to the Scheduled Principal Balance of an Asset, subject to the conditions specified in the penultimate paragraph under this heading, DFC may deposit cash into the Certificate Account in the amount of any deficiency.

         The Company will represent and warrant only that (1) the information set forth in the Asset Schedule was true and correct as of the date or dates on which such information was furnished; (2) the Company is the owner of, or holder of a first-priority security interest in, each Asset; (3) the Company acquired its ownership of, or security interest in, each Asset in good faith without notice of any adverse claim; (4) except for the sale of the Assets to the Trustee, the Company has not assigned any interest or participation in any Asset that has not been released; and (5) the Company has the full right to sell the Trust Estate to the Trustee.

         The Servicer, on behalf of the Certificateholders, will hold the original Assets and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home and any Real Property relating to each Asset. In order to provide notice of the assignment of the Assets to the Trustee, UCC-1 financing statements identifying the Trustee as the secured party or purchaser and identifying all the Assets as collateral will be filed in the appropriate offices in the State of North Carolina. Despite these filings, if a subsequent purchaser were able to take physical possession of the Assets without notice of the assignment of the Assets to the Trustee, the Trustee's interest in the Assets could be defeated. To provide some protection against this possibility, in addition to filing UCC-1 financing statements, within one week after the initial delivery of the Certificates, the Assets will be stamped or otherwise marked to reflect their assignment to the Trustee. See "Certain Legal Aspects of Contracts and Mortgage Loans" in the Prospectus. The Custodian, on behalf of the Certificateholders, will hold the original Mortgage Notes and copies of documents and instruments relating to each Mortgage Loan and the lien on the Mortgaged Property securing each Mortgage Loan.

         DFC will make certain representations and warranties in respect of each Asset in the Sales Agreement, including the following: (1) as of the Cut-off Date, no scheduled payment is more than 30 days past due; (2) each Asset is a legal, valid and binding obligation of the Obligor and is enforceable in accordance with its terms (except as such enforceability may be limited by laws affecting creditors' rights generally or by general equity principles); (3) no Asset is subject to any right of rescission, set-off, counterclaim or defense;
(4) each Asset is covered by hazard insurance substantially as described under "The Trusts - Insurance - Hazard Insurance - Standard Hazard Insurance Policies" in the Prospectus; (5) each Asset complied with all requirements of applicable law at the time of its origination; and (6) immediately following the sale of the Assets to the Company, the Company will own such Assets, free and clear of any prior lien, mortgage, security interest, pledge, charge or other encumbrance (assuming assignments of mortgage from DFC to the Company were properly recorded to reflect the transfer of any Mortgage relating to a Land Secured Contract or Mortgage Loan), except any lien created by the Agreement. Under the terms of the Agreement and the Sales Agreement, and subject to DFC's option to effect a substitution as described in the next paragraph, DFC will be obligated to repurchase any Contract for its Repurchase Price (as defined below) within 90 days after DFC's discovery, or after DFC's receipt of written notice from the Trustee or the Servicer, of a breach of any representation or warranty made by DFC in the Sales Agreement that materially and adversely affects the Trustee's interest in any Asset if such breach has not been cured by such 90th day. The "Repurchase Price" for any Asset will be the unpaid principal balance of such Asset at the close of business on the date of such repurchase, plus accrued and unpaid interest thereon through the end of the month of such repurchase. Prior to being distributed to Certificateholders, this Repurchase Price will be used to reimburse the Servicer for any previously unreimbursed Advances made by the Servicer in respect of the repurchased Asset and, if the repurchaser is the Servicer, the Repurchase Price may be remitted net of such reimbursement amounts.

         In lieu of repurchasing an Asset as specified in the preceding paragraph, during the two-year period following the date of the initial issuance of the Certificates (the "Closing Date"), DFC may, at its option, substitute a Qualified Substitute Asset for the Asset that it would otherwise be obligated to repurchase (referred to herein as the "Replaced Asset"). DFC will deposit into the Certificate Account cash in the amount, if any, by which the aggregate of the Unpaid Principal Balances of any Replaced Assets exceeds the aggregate of the Unpaid Principal Balances of the Assets being substituted for the Replaced Assets. Such deposit will be treated as a partial Principal Prepayment. Also, if it is discovered that the actual Scheduled Principal Balance of an Asset is less than the Scheduled Principal Balance identified for such Asset on the Asset Schedule, DFC may, at its option, deposit the amount of the discrepancy into the Certificate Account instead of repurchasing the Asset. Such deposit will be treated a partial Principal Prepayment.

         In addition, DFC is required to indemnify the Company and its assignees (including the Trust) against losses and damages they incur as a result of breaches of DFC's representations and warranties. DFC's obligation to repurchase or substitute for an Asset affected by a breach of a representation or warranty and to indemnify the Company and its assignees for losses and damages caused by such a breach constitute the sole remedies available to the Trustee and the Certificateholders for a breach of a representation or warranty under the Agreement or the Sales Agreement with respect to the Assets.

                     MATURITY AND PREPAYMENT CONSIDERATIONS

         The Assets have terms to maturity at origination ranging from ____ months to ____ months, but may be prepaid in full or in part at any time. The prepayment experience of the Assets (including prepayments due to liquidations of defaulted assets) will affect the weighted average life of each Class of the Certificates. Based on the Servicer's experience with the portfolio of conventional manufactured housing contracts it services, the Company anticipates that a number of Assets will be prepaid in full prior to their respective maturities. A number of factors, including homeowner mobility, general and regional economic conditions and prevailing interest rates, may influence prepayments. In addition, any repurchases of Assets on account of certain breaches of representations and warranties as described above under "The Asset Pool - Conveyance of Assets" will have the same effect as prepayments of such Assets and therefore will affect the life of the Certificates. Most of the Assets contain provisions that prohibit the Obligor from selling an underlying Manufactured Home without the prior consent of the holder of the related Asset. Such provisions may not be enforceable in certain states. See "Certain Legal Aspects of Contracts and Mortgage Loans - The Contracts - Transfers of Manufactured Homes; Enforceability of `Due-on-Sale Clauses'" in the Prospectus. The Servicer's policy is to permit most sales of Manufactured Homes and Mortgaged Properties without accelerating the related Contracts or Mortgage Loans where the proposed buyer meets then-current underwriting standards and either enters into an assumption agreement or executes a new contract for the unpaid balance of the existing Contract or Mortgage Loan. The execution of a new contract or mortgage note would have the effect of prepaying the existing Contract or Mortgage Loan in full.

WEIGHTED AVERAGE LIVES OF THE OFFERED CERTIFICATES

         The following information is given solely to illustrate the effect of prepayments of the Assets on the weighted average lives of the Offered Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced with respect to the Assets.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Offered Certificates will be affected by the rate at which principal on the Assets is paid. Principal payments on Assets may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments and liquidations due to default or other dispositions of Assets). Prepayments on contracts or mortgage loans may be measured relative to a prepayment standard or model. The [Prepayment Model] used in this Prospectus Supplement [(the ["_________"]) model] is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new manufactured housing installment sales contracts. A prepayment assumption of 100% [Prepayment Model] assumes constant prepayment rates of [_____%] per annum of the then unpaid principal balance of such contracts or mortgage loans in the first month of the life of the contracts or mortgage loans and an additional [_____%] per annum in each month thereafter until the [_____] month. Beginning in the [_____] month and in each month thereafter during the life of all of the contracts or mortgage loans, 100% [Prepayment Model]] assumes a constant prepayment rate of [_____%] per annum each month.

         As used in the following tables "0% [Prepayment Model]" assumes no prepayments on the Assets; "100% [Prepayment Model]" assumes the Assets will prepay at rates equal to 100% of the [Prepayment Model] assumed prepayment rates; "150% [Prepayment Model]" assumes the Assets will prepay at rates equal to 150% of the [Prepayment Model] assumed prepayment rates; and so on.

         There is no assurance, however, that the rate of prepayments of the Assets will conform to any level of the [____________] model, and no representation is made that the Assets will prepay at the prepayment rates shown or any other prepayment rate. The Company makes no representations as to the appropriateness of the [_____________] model.

MODELING ASSUMPTIONS AND MHP TABLES

         The mobile home prepayment tables set forth below (the "MHP Tables") were prepared based upon the assumptions that there are no delinquencies on the Assets and that, on each Distribution Date, after giving effect to the assumed losses on Liquidated Loans, there will be a sufficient Available Distribution to distribute all accrued interest and the Principal Distribution Amount due to the Certificateholders.

         The percentages and weighted average lives in the following tables were determined assuming that (1) subject to clause (6) below, scheduled interest and principal payments on the Assets are received in a timely manner and prepayments are made at the indicated percentages of [Prepayment Model] set forth in the tables; (2) the Servicer or the holders of a majority in interest of the Class R Certificates exercises the right of optional termination described herein; (3) the Assets will, as of the Cut-off Date, be grouped into [six] pools having the additional characteristics set forth below under "Assumed Asset Characteristics"; (4) the Class A-1 Certificates initially represent ___% of the entire ownership interest in the Trust Estate and have a Pass-Through Rate of ____% per annum, the Class A-2 Certificates initially represent ____% of the entire ownership interest in the Trust Estate and have a Pass-Through Rate of ____% per annum, the Class A-3 Certificates initially represent ____% of the entire ownership interest in the Trust Estate and have a Pass-Through Rate of ____% per annum and the Class B-1 Certificates initially represent ____% of the entire ownership interest in the Trust Estate and have a Pass-Through Rate of ____% per annum; (5) no Due Date Interest Shortfalls will arise in connection with prepayments in full or liquidations of the Assets; (6) no losses will be experienced on any Assets included in the Asset Pool; and (7) a servicing fee of ____% per annum on the Pool Scheduled Principal Balance will be paid to the Servicer each month. No representation is made that the Assets will experience delinquencies or losses at the respective rates assumed above or at any other rates.

                          ASSUMED ASSET CHARACTERISTICS

                                                                               REMAINING               ORIGINAL
                                                                               TERM TO                  TERM TO
                                         CURRENT             CONTRACT          MATURITY                MATURITY
        POOL                        PRINCIPAL BALANCE          RATE            (MONTHS)                (MONTHS)
        ----                        -----------------          ----            --------                --------
1........................             $                            %
2........................
3........................
4........................
5........................
6........................

  Total..................             $

         There will be discrepancies between the Assets actually included in the Trust and the assumptions made as to the characteristics of such Assets in preparing the MHP Tables. In fact, there are approximately ____ Assets which have varying Asset Rates, and Assets bearing different interest rates may prepay at different rates. Finally, it is unlikely that the Assets will prepay at a constant rate or that all of the Assets will prepay at the same rate. To the extent that the Assets actually included in the Trust have characteristics that differ from those assumed in preparing the MHP Tables, the Offered Certificates are likely to have weighted average lives that are shorter or longer than those indicated.

         The MHP Tables below indicate the weighted average life of each the Class of the Offered Certificates and set forth the percentage of the initial principal amount of each Class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of [Prepayment Model]. See "Maturity and Prepayment Considerations" in the Prospectus. The weighted average lives included in the following MHP Tables have been determined by (1) multiplying the amount of each principal payment by the number of years from the date of delivery of the Certificates to the related Distribution Date, (2) summing the results and (3) dividing the sum by the total principal to be paid on the Certificates.

         Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates based on their own assumptions as to the matters discussed herein.

               PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE
               CLASS A-1 CERTIFICATES REMAINING OUTSTANDING AT THE
             RESPECTIVE PERCENTAGES OF [PREPAYMENT MODEL] SET FORTH BELOW:



                                                                       PREPAYMENTS (% OF [PREPAYMENT MODEL])
                           DATE                                 0%        ___%      ___%        ___%       ___%
                           ----                                 --        ----      ----        ----       ----
Initial Percentage......................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
Weighted Average Life (years)...........................

               PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE
               CLASS A-2 CERTIFICATES REMAINING OUTSTANDING AT THE
             RESPECTIVE PERCENTAGES OF [PREPAYMENT MODEL] SET FORTH
                                     BELOW:

                                                                      PREPAYMENTS (% OF [PREPAYMENT MODEL])
                           DATE                                 0%        ___%      ___%        ___%       ___%
                           ----                                 --        ----      ----        ----       ----
Initial Percentage......................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
Weighted Average Life (years)...........................



               PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE
               CLASS A-3 CERTIFICATES REMAINING OUTSTANDING AT THE
             RESPECTIVE PERCENTAGES OF [PREPAYMENT MODEL] SET FORTH BELOW:


                                                                     PREPAYMENTS (% OF [PREPAYMENT MODEL])
                           DATE                                 0%        ___%      ___%        ___%       ___%
                           ----                                 --        ----      ----        ----       ----
Initial Percentage......................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
Weighted Average Life (years)...........................

               PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE
               CLASS B-1 CERTIFICATES REMAINING OUTSTANDING AT THE
             RESPECTIVE PERCENTAGES OF [PREPAYMENT MODEL] SET FORTH
                                     BELOW:

                                                                      PREPAYMENTS (% OF [PREPAYMENT MODEL])
                           DATE                                 0%        ___%      ___%        ___%       ___%
                           ----                                 --        ----      ----        ----       ----
Initial Percentage......................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 19__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
_____ 15, 20__..........................................
Weighted Average Life (years)...........................

FACTORS AFFECTING PREPAYMENTS

         The rate of principal payments on pools of manufactured housing contracts is influenced by a variety of economic, geographic, social and other factors, including the prevailing level of interest rates from time to time and the rate at which owners of manufactured homes sell their manufactured homes or default on their contracts. Other factors affecting prepayment of manufactured housing contracts and mortgage loans include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the manufactured homes. In the case of mortgage loans secured by site-built homes, in general, if prevailing mortgage interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing mortgage interest rates remained at or above the rates borne by such mortgage loans, because the mortgagors in many cases could refinance and obtain alternative mortgage loans with lower interest rates and lower monthly payments. Conversely, if prevailing mortgage interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease because alternative mortgage loans would bear higher interest rates and require higher monthly payments. The outstanding principal balances of manufactured housing contracts are, in general, much smaller than mortgage loan balances and the original terms to maturity of such contracts are generally shorter than those of mortgage loans. As a result, changes in interest rates will not affect the monthly payments on available alternative manufactured housing contracts to the same degree that changes in mortgage interest rates will affect the monthly payments on available alternative mortgage loans. Consequently, the effect of changes in prevailing interest rates on the prepayment rates on manufactured housing contracts may not be similar to the effects of such changes on mortgage loan prepayment rates, or such effects may be similar to the effects of such changes on mortgage loan prepayment rates, but to a smaller degree.

         Generally, the Assets may be prepaid by the Obligors at any time without imposition of any prepayment fee or penalty. In addition, defaults on Assets, leading to repossession (and foreclosure in the case of Land Secured Contracts and Mortgage Loans) and the ultimate liquidation of the related Manufactured Homes and Mortgage Properties (and Real Properties, in the case of Land Secured Contracts), may occur with greater frequency in their early years. Prepayments, liquidations and repurchases of the Assets will result in distributions of principal to Certificateholders of amounts that would otherwise be distributed over the remaining terms of the Assets. See "Yield on the Offered Certificates" herein and "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         DFC, as seller under the Sales Agreement, may be required to repurchase certain Assets if it breaches its representations and warranties contained in the Sales Agreement, including those relating to the qualification of the Assets for REMIC purposes. See "The Asset Pool--Conveyance of Contracts" herein. Any repurchase of an Asset will have the same effect as a prepayment in full of such Asset and will affect an investor's yield to maturity.

         The Servicer (regardless of whether Oakwood remains the Servicer) and the holders of a majority in interest of the Class R Certificates each has the option to terminate the Trust, thereby causing the retirement of all outstanding Certificates, on any Distribution Date on or after the Distribution Date on which the Pool Scheduled Principal Balance is less than or equal to 10% of the Pool Scheduled Principal Balance as of the Cut-off Date. See "The Trust - Optional and Mandatory Termination" herein. If neither the Servicer nor the holders of a majority in interest of the Class R Certificates exercise its optional termination rights within 90 days after becoming eligible to do so, the Trustee shall solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust. Such a purchase, if consummated, would likewise cause the retirement of all outstanding Certificates. See "The Trust - Optional and Mandatory Termination" herein.


                        YIELD ON THE OFFERED CERTIFICATES

         Distributions of interest on the Offered Certificates (other than the Class A-1 Certificates) on any Distribution Date will include interest accrued thereon through the last day of the month preceding the month in which such Distribution Date occurs. Because interest will not be distributed on such Classes until the 15th day (or, if such day is not a business day, then on the next succeeding business day) of the month following the month in which such interest accrues on the Assets, the effective yield to the holders of such Classes of Offered Certificates will be lower than the yield otherwise produced by the Pass-Through Rate and purchase price.

         The yield to maturity of, and the aggregate amount of distributions on, each Class of the Offered Certificates will be related to the rate and timing of principal payments on the Assets. The rate of principal payments on the Assets will be affected by the amortization schedules of the Assets and by the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations of the Assets due to defaults, casualties, condemnations and repurchases by or on behalf of the Company or DFC, as the case may be). NO ASSURANCE CAN BE GIVEN AS TO THE RATE OF PRINCIPAL PAYMENTS OR PREPAYMENTS ON THE ASSETS.

         Delinquencies on Assets could produce payment delays and could lead to repossession of Manufactured Homes and foreclosures in the case of Land Secured Contracts and Mortgage Loans. Repossession of a Manufactured Home or foreclosure on a Real Property or Mortgaged Property and the subsequent resale of the home securing an Asset may produce resale proceeds that are less than the Unpaid Principal Balance of the related Asset plus interest accrued thereon and the expenses of sale. Such a shortfall upon repossession and disposition of a Manufactured Home or foreclosure on a Real Property or Mortgaged Property would result in a Realized Loss on such Asset. The rate of principal payments on, the aggregate amount of distributions on, and the yield to maturity of, any Class of the Certificates will be affected by the rate of Obligor defaults resulting in liquidations of Assets.

         If a purchaser of Certificates of a Class calculates its anticipated yield based on an assumed rate of default and an assumed amount of losses that are lower than the default rate and amount of losses actually incurred and such amount of losses actually incurred is not entirely covered by the subordination of the Certificates of Classes subordinated to such purchaser's Class as to allocation of Realized Losses, the purchaser's actual yield to maturity will be lower than that so calculated. The timing of losses on Liquidated Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses are consistent with an investor's expectations. There can be no assurance that the delinquency or repossession experience set forth herein under "Servicing of the Assets - Delinquency and Loan Loss/Repossession Experience" will be representative of the results that may be experienced with respect to the Assets. There can be no assurance as to the delinquency, repossession or loss experience with respect to the Assets.

         The yield of each Class of Offered Certificates also will be negatively affected to the extent any Shortfall is allocated to such Class. See "Description of the Offered Certificates -- Allocation of Losses and Shortfall; Subordination" herein.

         The timing of changes in the rate of prepayments and defaults on the Assets may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectations. In general, the earlier a prepayment of principal of an Asset, the greater will be the effect on the investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         Investors in the Class A-1 Certificates should understand that at levels of One-Month LIBOR (as defined herein) greater than the Weighted Average Net Asset Rate less ___% per annum, the Pass-Through Rate of such Class will remain at its maximum rate of the Weighted Average Net Asset Rate. Investors in such Class should also consider the risk that lower than anticipated levels of One-Month LIBOR could result in actual yields to such investors that are lower than anticipated yields.

         Investors in the Class A-1 Certificates should understand that the timing of changes in the level of One- Month LIBOR may affect the actual yields to such investors even if the average level is consistent with such investor's expectations. Each investor must make an independent decision as to the appropriate One-Month LIBOR assumptions to be used in deciding whether to purchase a Class A-1 Certificate.

         Because the Pass-Through Rate on the Offered Subordinated Certificates may vary on the basis of the Weighted Average Net Asset Rate, such Pass-Through Rate and the yield on such Certificates could be affected by disproportionate collections of principal in respect of Assets with different Asset Rates (including Obligor prepayments and such collections resulting from liquidations and repurchases of Assets). Accordingly, (i) the yield to maturity of the Class A-3 Certificates will be lower than that which would otherwise result if all or a substantial portion of the Assets with Net Rates higher than ___% prepaid prior to those with Net Rates lower than ___% per annum, (ii) the yield to maturity of the Class B-1 Certificates will be lower than that which would otherwise result if all or a substantial portion of the Assets with Net Rates higher than ___% per annum prepaid prior to those with Net Rates lower than ___% per annum and (iii) the yield to maturity of the Class B-2 Certificates will be lower than that which would otherwise result if all or a substantial portion of the Assets with Net Rates higher than ___% per annum prepaid prior to those with Net Rates lower than ___% per annum.

         The aggregate amount of distributions and the yield to maturity of the Offered Certificates, particularly the Class B Certificates, will also be affected by early payments of principal on the assets resulting from any purchases of Assets not conforming to certain representations and warranties of DFC and by the exercise by the Servicer or a majority in interest in the Class R Certificates of its option to purchase the Assets and other assets of the Trust, thereby effecting early retirement of any outstanding Classes of Offered Certificates as described under "The Trust - Optional and Mandatory Termination" herein. If neither the Servicer nor the Residual Majority exercises its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust. The Trustee shall sell such Assets, REO Properties and Repo Properties only if the net proceeds to the Trust from such sale would at least equal the Termination Price, and the net proceeds from such sale will be distributed first to the Servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by, and not previously reimbursed to, it with respect to the Assets and second to the Holders of the Certificates, the Servicer and Oakwood Homes (to the extent of any unreimbursed Limited Guarantee Payment Amounts) in accordance with the distribution priorities set forth in "Description of the Offered Certificates - Distributions on the Certificates - Priority of Distributions" herein. If the net proceeds from such sale would not at least equal the Termination Price, the Trustee shall decline to sell the Assets, REO Properties and Repo Properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Assets, REO Properties and Repo Properties.

         Because interest will not be distributed to Certificateholders until the 15th day (or, if such day is not a business day, the next succeeding business day) of the month following the month in which interest accrues on the Certificates, the effective yield to the holders of the Offered Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rates and the respective purchase prices.

         If the purchaser of a Certificate offered at a discount from its Parity Price (as defined below) calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. Similarly, if the purchaser of a Certificate offered at a premium above its Parity Price calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on the Assets, the actual pre-tax yield to maturity will be lower than that so calculated. "Parity Price" is the price at which a security will yield its coupon, after giving effect to any payment delay.


                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

         The Senior/Subordinate Contract Pass-Through Certificates, Series 19__-X, will consist of the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class R Certificates. Only the Offered Certificates are offered hereby. The Offered Certificates will be issued in [book-entry] [certificated] fully-registered form only, in denominations of $25,000 and integral multiples of $1 in excess thereof. [Definitive Certificates, if issued (as defined below under "-- Book-Entry Certificates"), will be transferable and exchangeable at the corporate trust office of the Trustee at its Corporate Trust Administration Department in _______, _______.] No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge incurred in connection with such exchange or transfer.

         The Company will cause the Assets to be assigned to the Trustee. The Servicer will service the Assets pursuant to the Agreement. The Contract Documents will be held for the benefit of the Trustee by the Servicer.

         Distributions of principal and interest on the Certificates will be made on the 15th day of each month, or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date") beginning in __________, 19__, to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"). Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register [which will be the Depository unless and until Definitive Certificates (as defined below) are issued], except that a Certificateholder who holds Certificates with original denominations aggregating at least $5 million may request payment by wire transfer of funds pursuant to written instructions delivered to the Trustee at least five business days prior to the applicable Record Date. The Trustee may charge a fee for any distribution made by wire transfer. The final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

         [Each distribution with respect to a Book-Entry Certificate will be paid to the Depository, which will credit the amount of such distribution to the accounts of its Participants in accordance with its normal procedures. Each Participant will be responsible for disbursing such distribution to the Beneficial Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent.

Each brokerage firm will be responsible for disbursing funds to the Beneficial Owners that it represents. All such credits and disbursements with respect to Book-Entry Certificates are to be made by the Depository and the Participants in accordance with the Depository's rules.]

[BOOK-ENTRY CERTIFICATES

         The Offered Certificates will initially be registered in the name of Cede & Co., the nominee of the Depository Trust Corporation ("DTC"). DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("indirect participants").

         Beneficial Owners of Offered Certificates who are not Participants but desire to purchase, sell or otherwise transfer ownership of the Offered Certificates may do so only through Participants (unless and until Definitive Certificates, as defined below, are issued). In addition, Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and Participants. Beneficial Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below.

         Unless and until Definitive Certificates (as defined below) are issued, it is anticipated that the only "Certificateholder"of the Offered Certificates will be Cede & Co., as nominee of DTC. Beneficial Owners will not be Certificateholders as that term is used in the Agreement. Beneficial Owners are only permitted to exercise the rights of Certificateholders indirectly through Participants and DTC.

         While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Unless and until Definitive Certificates are issued, Beneficial Owners who are not Participants may transfer ownership of the Offered Certificates only through Participants by instructing such Participants to transfer the Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with such purchasers' respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of the Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.

         The Offered Certificates will be issued in registered form to Beneficial Owners, or their nominees, rather than to DTC (such Certificates being referred to herein as "Definitive Certificates"), only if (1) DTC or the Company advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Company or the Trustee is unable to locate a qualified successor; (2) the Company, with the consent of the Trustee and the Servicer, elects to terminate the book-entry system through DTC; or (3) after the occurrence of an Event of Default, DTC, at the direction of Beneficial Owners owning a majority in Percentage Interests of the Class A Certificates and Class B Certificates together, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Beneficial Owners is no longer in the best interests of the Beneficial Owners. Upon issuance of Definitive Certificates to Beneficial Owners, such

Certificates will be transferable directly (and not exclusively on a book-entry basis) and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions.

         DTC has advised the Company and the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose DTC accounts the Certificates are credited. DTC has advised the Company that DTC will take such action with respect to any Percentage Interests of the Offered Certificates only at the direction of and on behalf of such Participants with respect to such Percentage Interests of the Offered Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.]

COLLECTION OF PAYMENTS ON CONTRACTS

         The Servicer will establish and maintain the Certificate Account for the benefit of the Trustee. The Certificate Account must be an Eligible Account. The Certificate Account is to be held in trust for the benefit of the Trustee on behalf of the Certificateholders, and shall be designated "____________________________ [Name of Trustee], as Trustee under a Pooling and Servicing Agreement dated as of _____ __, 19__." Funds in the Certificate Account will be invested in Eligible Investments (as defined in the Agreement) that will mature or be subject to redemption not later than the business day preceding the applicable monthly Distribution Date. Earnings on amounts deposited into the Certificate Account shall be credited to the account of the Servicer as servicing compensation in addition to the Servicing Fee and may be used to offset P&I Advances due from the Servicer in respect of the Distribution Date next succeeding the date on which such earnings were made or, at the Servicer's option, may be released to the Servicer on such Distribution Date. The amount of any losses incurred in respect of any such investments shall be deposited into the Certificate Account by the Servicer out of its own funds promptly after any such losses are incurred.

         All payments in respect of principal and interest on the Assets received by the Servicer on or after the Cutoff Date (exclusive of collections relating to scheduled payments due on or prior to the Cut-off Date), including Principal Prepayments and Net Liquidation Proceeds, will be deposited into the Certificate Account no later than the second business day following the Servicer's receipt thereof. Amounts collected as late payment fees, extension fees, assumption fees or similar fees will be retained by the Servicer as part of its servicing compensation. In addition, amounts paid by DFC for Assets repurchased as a result of breach of a representation or warranty under the Agreement and amounts required to be deposited upon substitution of a Qualified Substitute Asset because of a breach of a representation or warranty, as described under "The Asset Pool - Conveyance of Assets" above, will be paid into the Certificate Account.

         Subject to the following sentence, on or prior to the business day before each Distribution Date (the related "Remittance Date"), the Servicer will remit the Remittance Amount and the amount of all required P&I Advances to the Trustee for deposit into the Distribution Account. If the Certificate Account is maintained at the Trustee, the Trustee may withdraw the Remittance Amount (and any portion of the P&I Advance to be covered by investment earnings on the Certificate Account) from the Certificate Account on the applicable Distribution Date and deposit it into the Distribution Account. In such event, the Servicer will remit the portion, if any, of the required P&I Advances that is not to be covered by investment earnings on the Certificate Account to the Trustee on the related Remittance Date for deposit into the Distribution Account. The Distribution Account shall be an Eligible Account established and maintained by the Trustee.

         The Trustee or its Paying Agent will withdraw funds from the Distribution Account (but only to the extent of the related Available Distribution) to make distributions to Certificateholders as specified under "--Distributions" below.

         From time to time, as provided in the Agreement, the Servicer will also withdraw funds from the Certificate Account for other purposes as permitted by the Agreement.

DISTRIBUTIONS

         The "Available Distribution" for a Distribution Date will include
(a)(1) Monthly Payments of principal and interest due on the Assets during the preceding Collection Period and received, whether paid by the Obligors or advanced by the Servicer, and (2) other unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net Liquidation Proceeds and Net Insurance Proceeds, less (b) if Oakwood is not the Servicer, Servicing Fees for such month, amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the Agreement, and amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset.

         INTEREST

                  [DISCUSS PARTICULAR ASPECTS OF INTEREST DISTRIBUTIONS, IF
         ANY].

         FLOATING RATE DETERMINATION

                  [DISCUSS LIBOR OR OTHER INDEX USED FOR PAYMENT ON CERTIFICATES, IF ANY].

         PRINCIPAL

                  [DISCUSS PARTICULAR ASPECTS OF PRINCIPAL DISTRIBUTIONS, IF
         ANY].

         On each Distribution Date the Available Distribution will be distributed in the following amounts in the following order of priority:

         (1) to the holders of the Class A-1 and Class A-2 Certificates, one month's interest at their respective Pass-Through Rates on their respective Certificate Principal Balances immediately prior to such Distribution Date, together with any previously undistributed shortfalls in interest due on such respective Classes of Certificates in respect of prior Distribution Dates; if the Available Distribution is not sufficient to distribute the full amount of interest due on the Class A-1 and Class A-2 Certificates for such Distribution Date, the Available Distribution will be allocated between such Classes of Certificates pro rata on the basis of the respective amounts of interest due thereon;

         (2) to the holders of the Class A-3 Certificates, one month's interest on the Certificate Principal Balance of the Class A-3 Certificates immediately prior to such Distribution Date, together with any previously undistributed shortfalls in interest due on the Class A-3 Certificates in respect of prior Distribution Dates;

         (3) to the holders of the Class B-1 Certificates, one month's interest on the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, together with any previously undistributed shortfalls in interest due on the Class B-1 Certificates in respect of prior Distribution Dates;

         (4) to the holders of the Class B-2 Certificates, one month's interest on the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, together with any previously undistributed shortfalls in interest due on the Class B-2 Certificates in respect of prior Distribution Dates;

         (5) to the holders of the Class A-1 Certificates, the Principal Distribution Amount, to reduce the Certificate Principal Balance of the Class A-1 Certificates until it has been reduced to zero;

         (6) to the holders of the Class A-2 Certificates, the Principal Distribution Amount, to reduce the Certificate Principal Balance of the Class A-2 Certificates until it has been reduced to zero;

         (7) to the holders of the Class A-3 Certificates, the Principal Distribution Amount, to reduce the Certificate Principal Balance of the Class A-3 Certificates until it has been reduced to zero;

         (8) to the holders of the Class B-1 Certificates, the Principal Distribution Amount, to reduce the Certificate Principal Balance of the Class B-1 Certificates until it has been reduced to zero;

         (9) to the holders of the Class B-2 Certificates, the Principal Distribution Amount, to reduce the Certificate Principal Balance of the Class B-2 Certificates until it has been reduced to zero; and

         (10) any remainder to the holders of the Class R Certificates, which will initially be _________________ ("__________"), an affiliate of [Oakwood]. [___________ may also initially hold the Class B-2 Certificates.]

Interest shortfalls referred to in clauses (1), (2), (3) and (4) above will, to the extent lawfully payable, bear interest at the related Pass-Through Rate, and interest accrued on the amount of any such interest shortfall will itself be due pursuant to clauses (1), (2), (3) or (4) above, as applicable.

         The Certificate Principal Balance of each Class of Certificates is its original principal amount reduced by all distributions on such Class in reduction of its principal balance and all Realized Losses allocated to such Class.

         Interest will accrue on the basis of a 360-day year consisting of twelve 30-day months.

ALLOCATION OF LOSSES AND SHORTFALLS

         REALIZED LOSSES

         On each Distribution Date, Realized Losses that were incurred on the Assets during the related Prepayment Period will be allocated among the Classes of Certificates in the following order of priority:

                  (1) first, to the Class B-2 Certificates, to be applied in reduction of the Certificate Principal Balance of such Class until it has been reduced to zero;

                  (2) second, to the Class B-1 Certificates, to be applied in reduction of the Certificate Principal Balance of such Class until it has been reduced to zero;

                  (3) third, to the Class A-3 Certificates, to be applied in reduction of the Certificate Principal Balance of such Class until it has been reduced to zero; and

                  (4) finally, to the Senior Certificates, to be allocated between the Classes of the Senior Certificates pro rata based upon their respective Certificate Principal Balances, to be applied in reduction of the Certificate Principal Balance of each such Class until it has been reduced to zero.

         [Notwithstanding the foregoing, Special Hazard Losses in excess of the applicable Special Hazard Loss Limit ("Excess Special Hazard Losses"), Obligor Bankruptcy Losses in excess of the applicable Obligor Bankruptcy Loss Limit ("Excess Bankruptcy Losses") and Fraud Losses in excess of the applicable Fraud Loss Limit ("Excess Fraud Losses," and, collectively with Excess Special Hazard Losses and Excess Bankruptcy Losses, "Excess Losses") on the Assets will be allocated concurrently among all Certificates in proportion to their respective Certificate Principal Balances.]

         [Upon initial issuance of the Certificates, the "Special Hazard Loss Limit" is expected to equal approximately $____________. As of any Distribution Date, the Special Hazard Loss Limit will equal the initial Special Hazard Loss Limit less any Special Hazard Losses allocated solely to the Subordinated Certificates on previous Distribution Dates. The Special Hazard Loss Limit may be reduced or modified upon written confirmation from the Rating Agencies that such reduction or modification will not adversely affect the then-current ratings assigned by such Rating Agencies to the Offered Certificates. Such a reduction or modification may adversely affect the coverage provided by subordination with respect to Special Hazard Losses.]

         [Upon initial issuance of the Certificates, the "Obligor Bankruptcy Loss Limit" is expected to equal approximately $____________. As of any Distribution Date, the Obligor Bankruptcy Loss Limit will equal the initial Obligor Bankruptcy Loss Limit less any Obligor Bankruptcy Losses allocated solely to the Subordinated Certificates on previous Distribution Dates. The Obligor Bankruptcy Loss Limit may be reduced or modified upon written confirmation from the Rating Agencies that such reduction or modification will not adversely affect the then-current ratings assigned by such Rating Agencies to the Offered Certificates. Such a reduction or modification may adversely affect the coverage provided by subordination with respect to Obligor Bankruptcy Losses.]

         [Upon initial issuance of the Certificates, the "Fraud Loss Limit" is expected to equal approximately ____% of the aggregate Scheduled Principal Balance of the Contracts as of the Cut-off Date. [INSERT DESCRIPTION OF FORMULA FOR STEP-DOWN OF FRAUD LOSS LIMIT OVER TIME, AS SET BY THE RATING AGENCIES.]]

         SHORTFALLS

         Realized Interest Shortfalls will be allocated among the Classes of the Certificates in the same manner and order of priority as the related Realized Losses, and any shortfalls in interest associated with an Excess Loss will be allocated among the Classes of the Certificates in the same manner and order of priority as the related Excess Losses. Month End Interest Shortfall, Soldiers' and Sailors' Shortfall [and any other shortfall in interest collected] on an Asset will be allocated among all Classes of Certificates entitled to receive interest in respect of such Asset, in proportion to the amount of interest in respect of such Asset that the holders of Certificates of each such Class would have been entitled to receive had such Shortfall not occurred.

RESERVE FUNDS OR LIQUIDITY ACCOUNTS

                           [DISCUSS LIQUIDITY ACCOUNT(S), IF ANY].

SUBORDINATION OF THE SUBORDINATED CERTIFICATES

                           [DISCUSS PARTICULAR SUBORDINATION FEATURES, IF ANY].

THE LIMITED GUARANTEE

                      [DISCUSS PARTICULAR ASPECTS OF LIMITED GUARANTEE, IF ANY].

PRE-FUNDING ACCOUNTS

                  [DISCUSS PARTICULAR ASPECTS OF PRE-FUNDING ACCOUNTS, IF ANY].

                                    THE TRUST

GENERAL

         The Certificates will be issued pursuant to the Agreement. The summary of the provisions of the Agreement contained herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Agreement. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Offered Certificates. See "The Pooling and Servicing Agreements" in the Prospectus. A copy of the Standard Terms to Pooling and Servicing Agreement (March 1997 Edition) has been filed with the Securities and Exchange Commission (the "SEC") as an exhibit to the Company's Registration Statement on Form S-3 of which the Prospectus is a part. A copy of the Pooling and Servicing Agreement relating to the Certificates, in the form in which it was executed by the Company, the Servicer and the Trustee (without exhibits), will be filed with the SEC in a Current Report on Form 8-K within 15 days after the Closing Date.

         The Trust created pursuant to the Agreement will consist of (1) the Assets, including all rights to receive payments due on the Assets after the Cut-off Date; (2) such assets as from time to time are identified as deposited in any account held for the benefit of Certificateholders (including the Certificate Account and the Distribution Account); (3) any Manufactured Home, Real Property or Mortgaged Property acquired on behalf of Certificateholders by repossession, foreclosure or by deed in lieu of foreclosure; (4) the rights of the Trustee to receive the proceeds of any Standard Hazard Insurance Policies maintained with respect to the Manufactured Homes and Mortgaged Properties in accordance with the Agreement; [Liquidity Account]; [Limited Guarantee]; [Pre-funding Account]; and (5) certain rights of the Company relating to the enforcement of representations and warranties made by DFC relating to the Assets.

THE TRUSTEE

         The Trustee is ____________________________. The Trustee has its
corporate trust office at
___________________________________________________________________________. Any
notices to the Trustee relating to the Certificates or the Agreement should be sent to _____________________________,
-------------------------------------------------------------------------------.

         The Trustee may resign at any time, in which event the Company will be obligated to appoint a successor Trustee. The Company may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, the Company will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

         The Agreement requires the Trustee to maintain, at its own expense, an office or agency in _______, _______ where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the Certificate Registrar in respect of the Certificates pursuant to the Agreement may be served.

OPTIONAL AND MANDATORY TERMINATION

         Either the Servicer or the holders of a majority in interest of the Class R Certificates (the "Residual Majority"), at their respective options and subject to the limitations imposed by the Agreement, may terminate the Trust by purchasing all Assets, REO Properties and Repo Properties remaining in the Trust on any Distribution Date occurring on or after the Distribution Date on which the sum of Balance of the Certificates is less than 10% of the sum of the original Principal Balance of the Certificates. The Trust also may be terminated (and the Certificates retired) on any Distribution Date upon the Servicer's determination, based on an opinion of counsel, that the REMIC status of either the Pooling REMIC or the Issuing REMIC described herein under "Summary of Terms - Federal Income Tax Consequences" has been lost or that a substantial risk exists that such status will be lost for the then current taxable year. See "Description of the Certificates - Optional Redemption or Termination" in the Prospectus.

         If neither the Servicer nor the Residual Majority exercises its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust. The Trustee shall sell such Assets, REO Properties and Repo Properties only if the net proceeds to the Trust from such sale would be at least equal to the Termination Price, and the net proceeds from such sale will be distributed first to the Servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by, and not previously reimbursed to, it with respect to the Assets and second to the Certificateholders and the Servicer in accordance with the distribution priorities set forth under "Description of the Offered Certificateholders-Distributions-Priority of Distributions" herein. If the net proceeds from such sale would not at least equal the Termination Price, the Trustee shall decline to sell the Assets, REO Properties and Repo Properties and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Assets, REO Properties and Repo Properties.

         The "Termination Price" will equal the greater of (a) sum of (1) any Liquidation Expenses incurred by the Servicer in respect of any Asset that has not yet been liquidated; (2) all amounts required to be reimbursed or paid to the Servicer in respect of previously unreimbursed Servicing Advances; and (3) the sum of (i) the aggregate Unpaid Principal Balance of the Assets, plus accrued and unpaid interest thereon at the Asset Rates borne by such Assets through the end of the month preceding the month of the terminating purchase, plus (ii) the lesser of (A) the aggregate Unpaid Principal Balance of each Asset that had been secured by any REO Property or Repo Property remaining in the Trust, plus accrued interest thereon at the Asset Rates borne by such Assets through the end of the month preceding the month of the terminating purchase, and (B) the current appraised value of any such REO Property or Repo Property (net of Liquidation Expenses to be incurred in connection with the disposition of such property estimated in good faith by the Servicer), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee, plus all previously unreimbursed P&I Advances made in respect of such REO Property or Repo Property, and (b) the aggregate fair market value of the assets of the Trust (as determined by the Servicer as described in the Agreement) plus all previously unreimbursed P&I Advances made with respect to the Assets. The fair market value of the assets of the Trust as determined for purposes of a terminating purchase shall be deemed to include accrued interest at the applicable Asset Rate on the Unpaid Principal Balance of each Asset (including any Asset that has become a REO Property or a Repo Property, which REO Property or Repo Property has not yet been disposed of by the Servicer) through the end of the month preceding the month of the terminating purchase. The basis for any such valuation shall be furnished by the Servicer to the Certificateholders upon request. See "Description of the Certificates - Optional Redemption or Termination" in the Prospectus.

         On the date of any termination of the Trust, the Termination Price shall be distributed (1) first to the Servicer to reimburse it for all previously unreimbursed Liquidation Expenses paid and Advances made by and not previously reimbursed to the Servicer with respect to the Assets and (2) second to the Certificateholders in accordance with the distribution priorities set forth under "-Distributions - Priority of Distributions" above. The Termination Price shall be deemed to be a Principal Prepayment in full, together with related interest, received during the related Prepayment Period for purposes of determining the allocation of such distributions. Upon the termination of the Trust and payment of all amounts due on the Certificates and all administrative expenses associated with the Trust, any remaining assets of the REMICs shall be sold and the proceeds distributed pro rata to the holders of the Class R Certificates. See "Description of the Certificates - Optional Redemption or Termination" in the Prospectus.

TERMINATION OF THE AGREEMENT

         The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the later of (1) the purchase by the Servicer or the Residual Majority of all Assets and all property acquired in respect of any Asset remaining in the Trust Estate, and the election by such purchaser to terminate the Trust, as described under "- Optional and Mandatory Termination" above or (2) the final payment or other liquidation (or any advance with respect thereto) of the last Asset remaining in the Trust Estate or the disposition of all property acquired upon repossession of any Manufactured Home or foreclosure on any Mortgaged Property.

         Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed, to the extent of available funds, to the Certificateholders on the final Distribution Date the amounts due them in accordance with the Agreement. If the Agreement is then being terminated, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims), after all required distributions have been made to the Class A and Class B Certificateholders, will be paid to the Class R Certificateholders pro rata (based upon such holders' respective Percentage Interests).

VOTING RIGHTS

         The voting rights of the Trust will be allocated 1% to the Class R Certificates and 99% to the other Certificates in proportion to their respective Certificate Principal Balances. For a description of the limited matters on which the Certificateholders may vote, see "The Pooling and Servicing Agreements" in the Prospectus.

REPORTS TO CERTIFICATEHOLDERS

         The Trustee will furnish the Certificateholders with monthly statements prepared by the Servicer (each a "Remittance Report") containing information with respect to principal and interest distributions on the Certificates and Realized Losses on the Assets. Any financial information contained in such reports will not have been examined or reported upon by an independent public accountant. Copies of such monthly statements and any annual reports prepared by the Servicer evidencing the status of its compliance with the provisions of an Agreement will be furnished to related Certificateholders upon request addressed to the Trustee.

         A Remittance Report for a Distribution Date will identify the following items:

         (1)      the Available Distribution for such Distribution Date;

         (2) the Interest Distribution Amount and the Carryover Interest Amount, as well as any Writedown Interest Amount and any Carryover Writedown Interest Amount, for each Class of the Certificates for such Distribution Date, and the amount of interest of each such category to be distributed on each such Class based upon the Available Distribution for such Distribution Date;

         (3) the amount to be distributed on such Distribution Date on each Class of the Certificates to be applied to reduce the Certificate Principal Balance of such Class, separately identifying any portion of such amount attributable to prepayments, and the aggregate Principal Distribution Shortfall Carryover Amount for each Class of the Certificates for such Distribution Date, and the amount to be distributed to reduce the Principal Distribution Shortfall Carryover Amount on each such Class based upon the Available Distribution for such Distribution Date;

         (4) the aggregate amount of P&I Advances required to be made by the Servicer with respect to such Distribution Date;

         (5) the amount of any Realized Losses incurred on the Assets during the related Prepayment Period and in the aggregate since the Cut-off Date and the amount of any Writedown Amount to be allocated to any Class of the Offered Subordinated Certificates;

       [(6)(a) the Class A-3 Liquidity Account Required Amount and the Class B-1 Liquidity Account Required Amount both immediately before and after the Distribution Date, (b) the amount of any Class A-3 Liquidity Account Draw Amount and Class B-1 Liquidity Account Draw Amount for such Distribution Date, (c) the amount to be deposited into the Class A-3 Liquidity Account and the Class B-1 Liquidity Account pursuant to clause (___) under "Description of the Offered Certificates - Distributions - Priority of distributions" herein, and (d) the amount on deposit in the Class A-3 Liquidity Account and the Class B-1 Liquidity Account both immediately before and immediately after the Distribution Date;]

       [(7)(a) the amount of the Limited Guarantee Payment Amount, if any, for such Distribution Date and the aggregate amount of any unpaid Limited Guarantee Payment Amounts for any previous Distribution Dates;]

         (8) the Certificate Principal Balance of each Class of the Certificates and the Adjusted Certificate Principal Balance of each Class of the Offered Subordinated Certificates after giving effect to the distributions to be made (and any Writedown Amounts to be allocated) on such Distribution Date.

         (9) the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Interest Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distributions to be made on such Distribution Date;

         (10) the aggregate Writedown Interest Amount remaining unpaid, if any, and the aggregate Carryover Writedown Interest Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution to be made on such Distribution Date;

         (11) the aggregate Principal Distribution Shortfall Carryover Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution to be made on such Distribution Date;

         (12) the amount of the aggregate Servicing Fee in respect of such Distribution Date;

         (13) the aggregate number of the aggregate of the Unpaid Principal Balances of outstanding Assets that are (a) delinquent one month (I.E., 30 to 59 days) as of the end of the related Prepayment Period, (b) delinquent two months (I.E., 60 to 89 days) as of the end of the related Prepayment Period, (c) delinquent three months (I.E., 90 days or longer) as of the end of the related Prepayment Period and (d) as to which repossession, foreclosure or other comparable proceedings have been commenced as of the end of the related Prepayment Period; and

         (14) any other information required to be provided to Certificateholders by the REMIC Provisions.

In the case of information furnished pursuant to clauses (1) and (3) above, the amounts shall be expressed, with respect to any Certificate, as a dollar amount per $1,000 denomination.


                             SERVICING OF THE ASSETS


THE SERVICER

         Oakwood Acceptance Corporation ("Oakwood") was incorporated in 1984 in the State of North Carolina as a wholly-owned subsidiary of Oakwood Homes Corporation ("Oakwood Homes"). Oakwood is primarily engaged in the business of underwriting, originating, pooling, selling and servicing installment sales contracts for sales of manufactured housing units. Oakwood's principal offices are located at 7800 McCloud Road, Greensboro, North Carolina 27409-9634 (telephone 910/664-2500).

         Oakwood Homes is a vertically-integrated manufacturer and retailer of manufactured homes. Homes manufactured by Oakwood Homes are sold primarily through its approximately ___ sales centers located [principally in the southeastern and southwestern United States]. Oakwood Homes also sells manufactured homes purchased from other manufacturers at certain of its sales centers.

         Oakwood underwrites and funds the origination of manufactured housing contracts on an individual basis from its principal office and [from an additional loan origination office in Austin, Texas]. Contracts for the financing of sales of manufactured homes at Oakwood's sales centers are typically originated in the name of Oakwood Mobile Homes, Inc., a wholly-owned retailing subsidiary of Oakwood Homes ("OMH"), or in the name of a third party manufactured housing dealer, in either case using funds provided by Oakwood, and are assigned to Oakwood following origination, although some Contracts are originated directly in Oakwood's name. Oakwood underwrites all such contracts. From time to time, Oakwood purchases seasoned portfolios of manufactured housing contracts from third parties.

         Since its formation, Oakwood has become the most important source of financing for purchasers of homes manufactured by Oakwood Homes. In fiscal 1985, Oakwood financed $12.3 million of installment sale contracts, representing 15% of Oakwood's financed sales. In fiscal 1993, 1994, 1995 and 1996, Oakwood financed approximately $212 million, $344 million, $487 million and $721
million of loans, representing   %,   %,   % and   % of Oakwood's financial
sales.

SERVICING PORTFOLIO

         Oakwood services all of the manufactured housing contracts it originates or purchases (except for certain contract portfolios which it sells on a servicing-released basis), collecting loan payments, insurance premiums and other payments from borrowers and remitting principal and interest payments to the holders of the contracts. The following table shows the composition of Oakwood's servicing portfolio of manufactured housing contracts on the dates indicated.

                                                    CONTRACT SERVICING PORTFOLIO
                                                                                                AT          AT
                                                      AT SEPTEMBER 30,                       DEC. 31,    DEC. 31,
                                 ----------------------------------------------------        --------    --------
                                     1992      1993        1994       1995        1996         1995        1996
                                     ----      ----        ----       ----        ----         ----        ----
                                                  (Dollars in Thousands)
Total Number of
  Oakwood-Serviced
  Contracts.................
Aggregate Outstanding
  Principal Balance of
  Oakwood-Serviced
  Contracts.................
Average Outstanding
  Principal Balance per
  Oakwood-Serviced
  Contracts.................
Weighted Average Interest
  Rate of Oakwood-Serviced
  Contracts.................

DELINQUENCY AND LOAN LOSS/REPOSSESSION EXPERIENCE

         The following tables set forth certain information concerning (a) the delinquency experience and (b) the loan loss and repossession experience of the portfolio of manufactured housing loan contracts serviced by Oakwood, in each case for each of Oakwood's fiscal years from 1992 through 1996 and, except as noted, the twelve months ended December 31, 1995 and 1996. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Contracts will be comparable to that set forth below.

                                                     DELINQUENCY EXPERIENCE (1)
                                                                                                AT          AT
                                                      AT SEPTEMBER 30,                       DEC. 31,    DEC. 31,
                                 ----------------------------------------------------        --------    --------
                                     1992      1993        1994       1995        1996         1995        1996
                                     ----      ----        ----       ----        ----         ----        ----
                                                  (Dollars in Thousands)
Total Number of Oakwood-
  Serviced Contracts........
Number of Contracts
  Delinquent (2):
    30 to 59 days past due..
    60 to 89 days past due..
    90 days or more past due
Total Number of Contracts
  Delinquent................
Total Delinquencies as a
  Percentage of Oakwood-
  Serviced Contracts (3)....

----------------

(1) Contracts that are already the subject of repossession or foreclosure procedures are not included in "delinquent contracts" for purposes of this table.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month.

(3)      By number of contracts.

                        LOAN LOSS/REPOSSESSION EXPERIENCE


                                                                                            AT OR FOR       AT OR FOR
                                                                                           THE TWELVE      THE TWELVE
                                                                                             MONTHS          MONTHS
                                                                                              ENDED           ENDED
                                                      AT SEPTEMBER 30,                     DEC. 31,         DEC. 31,
                                 ----------------------------------------------------      ----------     ----------
                                     1992      1993        1994       1995        1996        1995            1996
                                     ----      ----        ----       ----        ----        ----            ----
                                                  (Dollars in Thousands)

Number of Oakwood-
  Serviced Contracts (1)
Average Number of
  Oakwood-Serviced
  Contracts During
  Period....................
Number of Oakwood-
  Serviced Contracts
  Repossessed...............
Oakwood-Serviced Contracts
  Repossessed as a
  Percentage of Total
  Oakwood-Serviced
  Contracts (2).............
Oakwood-Serviced Contracts
  Repossessed as a
  Percentage of Average
  Number of Oakwood-
  Serviced Contracts........
Average Outstanding
  Principal Balance
  of Contracts (3)..........
Net Losses from Contract
  Liquidations (4):
  Total Dollars (3).........
  As a Percentage of Average
     Principal Balance of
     Contracts(3)(5)........

------------------
(1)      As of period end.

(2) Total Oakwood-serviced contracts repossessed during the applicable period expressed as a percentage of the number of Oakwood- serviced contracts at the end of the applicable period.

(3) Includes contracts originated by Oakwood and serviced by Oakwood or others.

(4) Net losses represent the amounts charged by Oakwood against its loss reserves for the periods indicated. Such amounts include estimates of net losses with respect to certain defaulted contracts. Charges to the loss reserves in respect of a defaulted contract generally are made before the defaulted contract becomes a liquidated contract. The length of the accrual period for the amount of accrued and unpaid interest included in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the contract was owned by an entity other than Oakwood.

(5) Total net losses incurred on contracts liquidated during the applicable period expressed as a percentage of the average principal balance of all contracts at the end of the applicable period.

(6)      Annualized.

         [NOTE THAT DATA PRESENTED IN THE FOREGOING TABLES IN ANY PROSPECTUS SUPPLEMENT WILL BE AS OF A DATE NO MORE THAN 135 DAYS PRIOR TO THE DATE OF SUCH PROSPECTUS SUPPLEMENT.]


         The data presented in the foregoing tables are for illustrative purposes only, and there is no assurance that the delinquency, loan loss and repossession experience of Contracts in the Asset Pool will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by downturns in regional or local economic conditions. For instance, such a downturn was experienced in areas dependent on the oil and gas industry in the 1980s, causing increased levels of delinquencies, repossessions and loan losses on manufactured housing installment sales contracts in the affected areas. Regional and local economic conditions are often volatile, and no predictions can be made regarding their effects on future economic losses upon repossessions. Information regarding the geographic location, at origination, of the Manufactured Homes and Mortgaged Properties securing the Contracts in the Asset Pool is set forth under "The Asset Pool" herein.


         In particular, the foregoing data generally represents Oakwood's experience servicing installment sales contracts and mortgage loans underwritten pursuant to Oakwood's underwriting standards, which may differ from DFC's underwriting standards. Further, this data reflect Oakwood's experience servicing installment sales contracts and mortgage loans during certain historic economic conditions that may not reflect future conditions. Accordingly, the performance of the Assets and Oakwood's servicing experience with respect thereto may differ materially from Oakwood's historical servicing data presented herein.


COLLECTION AND OTHER SERVICING PROCEDURES

         The Servicer will administer, service and make collections on the Assets, exercising the degree of care that the Servicer exercises with respect to similar contracts serviced by the Servicer.

         [Each Asset bears interest at a fixed annual percentage rate (the "APR" or "Contract Rate") and provides for level payments over the term of such Asset that fully amortize the principal balance of the Asset. All of the Assets are actuarial obligations. The portion of each Monthly Payment for any Contract allocable to principal is equal to the total amount of such Monthly Payment less the portion allocable to interest. The portion of each Monthly Payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the Asset, which principal balance is determined by reducing the initial principal balance by the principal portion of all Monthly Payments that were due in prior months (whether or not such Monthly Payments were timely made) and all prior partial principal prepayments. Thus, each scheduled Monthly Payment on an Asset will be applied to interest and to principal in accordance with such precomputed allocation whether such Monthly Payment is received in advance of or subsequent to its Due Date.] All payments received on the Assets (other than payments allocated to items other than principal and interest or payments sufficient to pay the outstanding principal balance of and all accrued and unpaid interest on such Assets) will be applied when received first to any previously unpaid scheduled Monthly Payments, and then to the currently due Monthly Payment, in the chronological order of occurrence of the Due Dates for such Monthly Payments. Any payments on an Asset that exceed the amount necessary to bring the Asset current are applied to the partial prepayment of principal of the Asset if the Servicer determines (based on specific directions from the Obligor as to such payment or on a course of dealing with such Obligor) that the Obligor intended such payment as a partial principal prepayment. If the Servicer cannot determine the Obligor's intent with respect to any such excess payment, the Servicer will apply such excess payment as an early payment of scheduled Monthly Payments for subsequent Due Dates to the extent such excess payment is an integral multiple of such Obligor's scheduled Monthly Payment, and will apply the remainder of such excess payment as a partial principal prepayment.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         For its servicing of the Assets, with respect to each Asset the Servicer will receive, out of the related collection on such Asset, a Servicing Fee equal to ____% per annum (the "Servicing Fee Rate") multiplied by the related Scheduled Principal Balance of such Asset immediately prior to the preceding Collection Period (without giving effect to any Principal Prepayments, Net Liquidation Proceeds and Repurchase Prices received (or Realized Losses incurred) on the day preceding the beginning of such Collection Period). The Servicing Fee in respect of each Asset may be retained by the Servicer at the time of the related collection on such Asset (or may be withdrawn from the Certificate Account at a later time), in which case such amount will not be part of the Available Distribution.

         The Servicing Fee provides compensation for customary manufactured housing contract third-party servicing activities to be performed by the Servicer for the Trust and for additional administrative services performed by the Servicer on behalf of the Trust. Customary servicing activities include collecting and recording payments, communicating with Obligors, investigating payment delinquencies, providing billing and tax records to Obligors and maintaining internal records with respect to each Asset. Administrative services performed by the Servicer on behalf of the Trust include calculating distributions to Certificateholders and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee. Expenses incurred in connection with servicing of the Assets and paid by the Servicer from its monthly Servicing Fee include, without limitation, payment of fees and expenses of accountants, payment of all fees and expenses incurred in connection with the enforcement of Assets (except Liquidation Expenses as described below) and payment of expenses incurred in connection with distributions and reports to Certificateholders. The Servicer will be reimbursed out of the Liquidation Proceeds of a defaulted Asset for all reasonable, out-of-pocket Liquidation Expenses incurred by it in repossessing, foreclosing on (if applicable) and liquidating the related Manufactured Home.

         As part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection with the Agreement, any late payment fees made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees paid in connection with permitted assumptions of Assets by purchasers of the related Manufactured Homes, as well as investment earnings on funds in the Certificate Account.

ADVANCES

         On or prior to the Remittance Date for each Distribution Date, the Servicer will either (1) deposit from its own funds the related aggregate P&I Advance into the Certificate Account; (2) cause appropriate entries to be made in the records of the Certificate Account that funds in the Certificate Account that are not part of the Available Distribution for the related Distribution Date have been used to make the aggregate P&I Advance; (3) if the Certificate Account is maintained by the Trustee, instruct the Trustee to use investment earnings on the Certificate Account to defray the Servicer's P&I Advance obligation; or (4) make (or cause to be made) the aggregate P&I Advance through any combination of the methods described in clauses (1), (2) and (3) above. Any funds held for future distribution and used in accordance with clause (2) above must be restored by the Servicer from its own funds or from early payments collected on the Assets when they become part of a future Available Distribution. The aggregate P&I Advance for a Distribution Date is the sum of delinquent scheduled Monthly Payments due in the related Collection Period, exclusive of all Non-recoverable Advances.

         P&I Advances are intended to maintain a regular flow of scheduled interest and principal payments to Certificateholders rather than to guarantee or insure against losses.

         The Servicer will also be obligated to make advances ("Servicing Advances"), to the extent the Servicer deems such Advances recoverable out of Liquidation Proceeds or from collections on the related Asset, in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis.

         The Servicer will reimburse itself for P&I Advances and Servicing Advances out of collections of the late payments in respect of which such Advances were made. In addition, upon the determination that a Non-recoverable Advance has been made in respect of an Asset or upon an Asset becoming a Liquidated Loan, the Servicer will reimburse itself out of funds in the Certificate Account for unreimbursed amounts advanced by it in respect of such Asset.

[COMPENSATING INTEREST

         If an Asset is liquidated or prepaid in full other than on a Due Date, the Obligor generally is only required to pay interest to the date of liquidation or prepayment. In such event, for so long as Oakwood is the Servicer of the related Asset, the Servicer is obligated to pay interest to the next Due Date (as further defined in the "Glossary" in the Prospectus, "Compensating Interest"), so long as such amount does not exceed the Servicer's aggregate servicing compensation for such month.]

SUCCESSORS TO SERVICER; DELEGATION OF DUTIES

         Any entity with which the Servicer is merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer, will be the successor to the Servicer under the Agreement so long as each Rating Agency has delivered to the Trustee a letter to the effect that such successorship will not result in a downgrading of the rating then assigned by such Rating Agency to any Class of the Certificates. The Servicer may delegate certain computational, data processing, collection and foreclosure (including repossession) duties under the Agreement without any notice to or consent from the Company or the Trustee, provided that the Servicer will remain fully responsible for the performance of such duties.


                                 USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of the Certificates will be used to purchase the Assets simultaneously and to pay other expenses connected with pooling the Assets and issuing the Certificates.


                                  UNDERWRITING

         The Company and DFC have entered into an underwriting agreement dated ___________ __, 199__ (the "Underwriting Agreement") with _________________ (the
"Underwriter"). Subject to the terms and conditions set forth in the Underwriting Agreement, the Company has agreed to sell to the Underwriter and the Underwriter has severally agreed to purchase, the principal amount of the Offered Certificates set forth below opposite its name.


                             Class A-1         Class A-2            Class A-3

 [Underwriter]            $__________        $__________        $___________
---------------

 [Underwriter]            $__________        $__________        $___________
---------------



                            Class B-1

 [Underwriter]            $__________



         The underwriting Agreement provides that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will be obligated to purchase all of the Offered Certificates if any of the Offered Certificates are purchased.

         The Company has been advised that the Underwriter proposes to offer the Offered Certificates to the public initially at the respective public offering prices set forth on the cover page of this Prospectus Supplement, and to certain dealers at such prices less a concession not in excess of the amount set forth below for each Class. The Underwriter and such dealers may allow a discount not in excess of the amount set forth below for each Class to certain other dealers. After the initial public offering of the Offered Certificates, the public offering prices and concessions and discounts to dealers may be changed by the Underwriter.


                    Concession                      Discount
                   (Percent of                    (Percent of
                Principal Amount)              Principal Amount)

Class A-1                   _____%                         _____%

Class A-2                   _____%                         _____%

Class A-3                   _____%                         _____%

Class B-1                   _____%                         _____%

Class B-2                   _____%                         _____%



         The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

         The Company and DFC have agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Act, to the extent and under the circumstances set forth in the Underwriting Agreement.

         [Until the distribution of the Offered Certificates is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Offered Certificates. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Offered Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Offered Certificates.

         In general, purchases of a security for the purpose of stabilization could cause the price of the security to be higher than it might be in the absence of such purchases.

         Neither the Company or any of its affiliates nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Offered Certificates. In addition, neither the Company or any of its affiliates nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.]


                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Company by Hunton & Williams, Richmond, Virginia, and for the Underwriter by ________________________. The material federal income tax consequences of the Offered Certificates will be passed upon for the Company by Hunton & Williams.

                              ERISA CONSIDERATIONS

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested (collectively, "Plans"), that are subject to ERISA or corresponding provisions of the Code should carefully review with their legal advisors whether the purchase or holding of any Certificates could result in unfavorable consequences for the Plan or its fiduciaries under the Plan Asset Regulations (as defined in the Prospectus) or the prohibited transaction rules of ERISA or the Code. Prospective investors should be aware that, although certain exceptions from the application of the Plan Asset Regulations and the prohibited transaction rules exist, there can be no assurance that any such exception will apply with respect to the acquisition of a Certificate. See "ERISA Considerations" in the Prospectus.

         Sections 406 and 407 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (1) a Plan that is subject to ERISA and any party in interest or disqualified person with respect to the Plan and (2) plan assets. The Plan Asset Regulations define "plan assets" to include not only securities (such as the Certificates) held by a Plan but also the underlying assets of the issuer of any equity securities (the "Look-Through Rule"), unless one or more exceptions specified in the regulations are satisfied. The Offered Certificates are treated as equity securities for purposes of the Plan Asset Regulations. Nonetheless, the Look-Through Rule will not apply to the Offered Certificates as long as one or more of the exceptions specified in the Plan Asset Regulations are satisfied. One exception to the Look-Through Rule will apply if the security is registered under the Securities Exchange Act of 1934, as amended, is freely transferable and is part of a class of securities that is held by more than 100 unrelated investors (the "Publicly Offered Exception"). Another exception will apply if, immediately after the most recent acquisition of an equity interest, "benefit plan investors," within the meaning of the Plan Asset Regulations, do not own 25% or more of the value of any class of equity interests in the related trust (the "Insignificant Participation Exception"). Based on the information available to the Underwriters at the time of the printing of the Prospectus, there can be no assurance that either the Publicly Offered Exception or the Insignificant Participation Exception will apply to either the initial or subsequent purchases of the Offered Certificates.

         The U.S. Department of Labor has granted an administrative exemption to the Underwriter (Prohibited Transaction Exemption __-___; Exemption Application No. ______, __ Fed. Reg. ______ (19__))(referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans, and other obligations and that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include manufactured housing installment sales contracts such as the Contracts.

         Among the general conditions that must be satisfied for the Exemption to apply are the following:

                  (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

                  (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the related trust;

                  (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either S&P, Fitch, Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps Inc. ("D&P");

                  (4) the trustee of the related trust must not be an affiliate of any other member of the Restricted Group (as defined below);

                  (5) the sum of all payments made to and retained by the Underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;

                  (6) the sum of all payments made to and retained by the Company pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; and

                  (7) the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for such person's services under any servicing agreement and reimbursement of the Servicer's reasonable expenses in connection therewith.

The Exemption defines the term "reasonable compensation" by reference to DOL Regulation ss. 2550.408c-2, 29 C.F.R. ss. 2550.480c-2, which states that whether compensation is reasonable depends upon the particular facts and circumstances of each case. Each fiduciary of a Plan considering the purchase of an Offered Certificate should satisfy itself that all amounts paid to or retained by the Underwriters, the Company and the Servicer of the Contracts represent reasonable compensation for purposes of the Exemption. In addition, it is a condition of the Exemption that the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. Furthermore, in order for its certificates to qualify under the Exemption, a trust must meet the following requirements: (a) the corpus of the trust must consist solely of assets of the type that have been included in other investment pools; (b) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, D&P or Fitch for at least one year prior to the Plan's acquisition of certificates; and (c) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         The Exemption does not apply to Plans sponsored by the Company, the Underwriter, Oakwood, the Trustee, the Servicer and any obligor with respect to Contracts included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such parties (the "Restricted Group"). Moreover, the Exemption provides certain Plan fiduciaries relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements, (a) in the case of an acquisition in connection with the initial issuance of certificates, at least 50% of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (b) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (c) the Plan's investment in certificates of any class does not exceed 25% of all of the certificates of that class outstanding at the time of the acquisition; and (d) immediately after the acquisition, no more than 25% of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         The Exemption may apply to the acquisition and holding of the Class A-1 and Class A-2 Certificates by Plans provided that all conditions of the Exemption are met. Prospective investors should be aware, however, that even if the conditions specified in the Exemption are met, the scope of the relief provided by the Exemption might not cover all acts that might be construed as prohibited transactions. In addition, one or more alternative exemptions may be available with respect to certain prohibited transactions to which the Exemption is not applicable, depending in part upon the Class of Certificate to be acquired, the type of Plan fiduciary that is making the decision to acquire such Certificate and the circumstances under which such decision is made, including, but not limited to, (a) PTCE 91-38, regarding investments by bank collective investment funds; (b) PTCE 90-1, regarding investments by insurance company pooled separate accounts; or (c) PTCE 83-1, regarding acquisitions by Plans of interests in mortgage pools. Before purchasing Class A-1 or Class A-2 Certificates, a Plan subject to the fiduciary responsibility provisions of ERISA or described in Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions of the Exemption or any other exemptions would be met. A purchaser of Class A-1 or Class A-2 Certificates should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. In addition, any Plan Investor contemplating an investment in the Senior Certificates should note that the duties and obligations of the Trustee and the Servicer are limited to those expressly set forth in the Agreement, and such specified duties and obligations may not comport with or satisfy the provisions of ERISA setting forth the fiduciary duties of Plan fiduciaries.

         THE EXEMPTION, AS WELL AS CERTAIN OF THE OTHER EXEMPTIONS NOTED ABOVE, WILL NOT APPLY TO THE PURCHASE, SALE AND HOLDING OF SUBORDINATED SECURITIES. BECAUSE THE CLASS A-3 CERTIFICATES AND CLASS B-1 CERTIFICATES ARE SUBORDINATED SECURITIES, THE EXEMPTION WILL NOT APPLY TO THE PURCHASE, SALE, OR HOLDING OF SUCH CERTIFICATES. ACCORDINGLY, THE CLASS A-3 CERTIFICATES AND CLASS B-1 CERTIFICATES WILL NOT BE OFFERED FOR SALE TO A PLAN OR PLAN INVESTOR. EACH PURCHASER OF A CLASS A-3 CERTIFICATE OR CLASS B-1 CERTIFICATE, BY VIRTUE OF ITS RECEIPT OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT A PLAN OR A PLAN INVESTOR.


                                     RATINGS

         It is a condition to their issuance that each Class of Offered Certificates obtain the ratings specified on the cover page hereof from the Rating Agencies specified on the cover page hereof.

[INSERT LANGUAGE DESCRIBING EACH APPLICABLE RATING CATEGORY]

         The ratings on asset-backed pass-through certificates address the likelihood of the receipt by certificateholders of all distributions on the underlying assets to which they are entitled. Rating opinions address the structural, legal and issuer-related aspects associated with the securities, including the nature of the underlying assets. Ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by borrowers with respect to the underlying assets or of the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, the ratings do not address the possibility that holders of the Offered Certificates might suffer a lower than anticipated yield in the event of rapid prepayments of the Assets or in the event that the Trust is terminated prior to the latest Final Scheduled Distribution Date for the Certificates. In addition, the ratings of the Offered Certificates do not address the possibility that, in the event of the bankruptcy of DFC or the Company, the issuance and sale of the Offered Certificates might be recharacterized as a financing and that, as a result of such recharacterization, distributions on the Offered Certificates may be delayed or altered. See "Certain Other Considerations" herein.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

         The Company will request _______________ and ________________ to rate the Offered Certificates. There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the Company to do so may be lower than the rating assigned by a Rating Agency pursuant to the Company's request.


                         LEGAL INVESTMENT CONSIDERATIONS

         The Class A-1 and Class A-2 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As such, the Class A-1 and Class A-2 Certificates will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. See "Legal Investment Considerations" in the Prospectus. THE CLASS A-3 AND CLASS B-1 CERTIFICATES WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH SECURITIES WILL NOT BE RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

         The appropriate characterization of the Class A-3 and Class B-1 Certificates under various legal investment restrictions, and thus the ability of investors subject to such restrictions to purchase such Certificates, is subject to significant interpretative uncertainties.

         Any financial institution that is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission, or any other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Certificates. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Counsel Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective federal regulators), which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in certain "high-risk" mortgage securities.

         The Company makes no representations as to the proper characterization of any Class of the Offered Certificates for legal investment or other purposes, or as to the legality of investment by particular investors in any Class of the Offered Certificates under applicable legal investment restrictions. The uncertainties may adversely affect the liquidity of any Class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments under SMMEA or are subject to investment, capital or other restrictions.
See "Legal Investment Considerations" in the Prospectus.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus
Supplement or the Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates offered hereby, nor an offer of the Certificates in any state or jurisdiction in which, or to any person to whom, such offer would be unlawful. The delivery of this Prospectus Supplement or any Prospectus at any time does not imply that information herein or therein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus Supplement or the Prospectus is required by law to be delivered, this Prospectus Supplement or the Prospectus will be amended or supplemented accordingly.
                              --------------------

                                TABLE OF CONTENTS
                              PROSPECTUS SUPPLEMENT
                                                                        PAGE

Summary of Terms.......................................................  S-4
Risk Factors............................................................S-19
The Asset Pool..........................................................S-21
Maturity and Prepayment Considerations..................................S-28
Yield on the Offered Certificates.......................................S-33
Description of the Offered Certificates.................................S-34
The Trust...............................................................S-40
Servicing of the Assets.................................................S-41
Use of Proceeds.........................................................S-48
Underwriting............................................................S-48
Legal Matters...........................................................S-49
ERISA Considerations....................................................S-49
Ratings.................................................................S-51
Legal Investment Considerations.........................................S-52



                                   PROSPECTUS

Additional Information....................................................ii
Incorporation of Certain Documents by Reference...........................ii
Summary of Terms...........................................................1
Risk Factors..............................................................12
Description of the Certificates...........................................17
Maturity and Prepayment Considerations....................................22
Yield Considerations......................................................23
The Trusts................................................................24
Underwriting Policies.....................................................40
Sale and Servicing of Contracts and Mortgage Loans........................43
The Pooling and Servicing Agreements......................................53
Certain Legal Aspects of Contracts and Mortgage Loans.....................57
Use of Proceeds...........................................................68
The Company...............................................................68
The Servicer..............................................................69
Federal Income Tax Consequences...........................................69
State Tax Consequences...................................................104
ERISA Considerations.....................................................104
Plan of Distribution.....................................................106
Legal Investment Considerations..........................................106
Legal Matters............................................................107
Glossary.................................................................108




                           DEUTSCHE FINANCIAL CAPITAL
                               SECURITIZATION LLC
                                     Seller

                                $ (Approximate)
                              Senior/Subordinated
                           Pass-Through Certificates,
                                  Series 19 -X

                                $ (Approximate)
                                   Class A-1

                                $ (Approximate)
                                   Class A-2

                                $ (Approximate)
                                   Class A-3

                                $ (Approximate)
                                   Class B-1

                            -----------------------

                             PROSPECTUS SUPPLEMENT

                            -----------------------

                             [NAME OF UNDERWRITER]

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